UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21236

Dreyfus Premier Stock Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	9/30

Date of reporting period:	3/31/07

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Premier
International
Small Cap Fund

SEMIANNUAL REPORT March 31, 2007

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
12	Financial Highlights
17	Notes to Financial Statements
25	Information About the Review and Approval
of the Fund’s Investment Advisory Agreement
26	Portfolio Information (Master Portfolio)
27	Schedule of Investments (Master Portfolio)
37	Statement of Assets and Liabilities
(Master Portfolio)
38	Statement of Operations (Master Portfolio)
39	Statements of Changes in Net Assets
(Master Portfolio)
40	Financial Highlights (Master Portfolio)
41	Notes to Financial Statements (Master Portfolio)
51	Factors Considered by Board of Trustees
in Approving Advisory Agreement
(Master Portfolio)
57	Trustees and Officers (Master Portfolio)

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
International Small Cap Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier International Small Cap Fund, covering the six-month period from October 1, 2006, through March 31, 2007.

Recent volatility in U.S. stock and bond markets has suggested to us that investors’ appetite for risk may be waning. Until late February 2007, the appetite for risk was relatively high, even in market sectors where the danger of fundamental deterioration was clear,such as “sub-prime”mort-gages. While overall valuation levels within the broad stock and bond markets seemed appropriate to us, prices of many lower-quality assets did not fully compensate investors for the risks they typically entail.

Heightened volatility sometimes signals a shift in the economy,but we do not believe this currently is the case.We continue to expect a midcycle economic slowdown and a monetary policy of “prolonged pause and eventual ease.”Tightness in the labor market should ease, with the unemployment rate driven somewhat higher by housing-related layoffs.While we believe there will be a gradual moderation of both CPI and PCE “core” inflation — a measure of underlying long-term inflation that generally excludes energy and food products — we expect the Fed to remain vigilant against inflation risks as it continues to closely monitor upcoming data. As always, your financial advisor can help you identify the investments that may help you potentially profit from these trends and maintain an asset allocation strategy that’s suited for your needs.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the Portfolio Manager of the fund’s “master” portfolio.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

Daniel LeVan, CFA, Portfolio Manager

How did Dreyfus Premier International Small Cap Fund
perform relative to its benchmark?

For the six-month period ended March 31, 2007, the fund produced total returns of 18.28% for Class A shares, 17.84% for Class B shares, 17.84% for Class C shares, 18.45% for Class R shares and 18.10% for Class T shares.1 In comparison, the fund’s benchmark, the Standard & Poor’s/Citigroup Extended Market Ex-U.S. Index (“EM Ex-U.S. Index”), produced a total return of 20.21% for the same period.2

Although the reporting period overall was characterized by robust global equity markets, heightened volatility in the first quarter of 2007 impeded the fund’s relative performance as a number of previously successful stocks, including some of the fund’s larger positions, reversed course.

What is the fund’s investment approach?

The fund seeks long-term capital growth and is a “feeder fund” that invests all of its assets in a “master” portfolio known as The Boston Company International Small Cap Portfolio, which is a series of the Mellon Institutional Funds Master Portfolio. This Portfolio normally invests at least 80% of its assets in stocks that are located in the foreign countries represented in the EM Ex-U.S. Index, but also may invest up to 25% of assets in securities of issuers located in emerging markets.

We employ a “bottom-up” investment process that emphasizes individual stock selection and the construction of a diversified portfolio through quantitative models and traditional qualitative analysis.

What other factors influenced the fund’s performance?

During the fourth quarter of 2006, lower oil prices relieved global investors’ inflation concerns, and stable short-term interest rates in the United States led to expectations that interest rates in other major markets might follow suit. However, a reversal in market momentum occurred in late February, prompted by turmoil in the Shanghai stock market and the U.S. sub-prime mortgage market.These developments

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

sent ripples throughout the international equity markets, causing previously strong performers to give back a portion of their gains.

Typically in such a market environment, small-capitalization stocks suffer as investors sell small-cap securities in favor of larger-cap companies. However, this shift did not materialize during the reporting period, and small-cap stocks generally performed in line with their large-cap counterparts.

Mergers-and-acquisitions activity remained robust during the reporting period,benefiting a number of the fund’s holdings.Austrian specialty steel manufacturer Boehler-Uddeholm rose on the announcement that another Austrian steelmaker intended to purchase the firm.The company also saw strong order volumes and better-than-expected earnings in 2006. Deutsche Boerse Group, an international financial marketplace operator, advanced on merger speculation, record volumes and beneficial restructuring plans. Norway’s Tandberg Television also moved higher when the company was acquired. Although not a beneficiary of direct mergers-and-acquisitions activity, Swiss confectioner Barry Callebaut advanced on the confirmation of an outsourcing deal with a very large international food producer.

Strong security selection in the industrials, energy and utilities sectors substantially boosted the fund’s relative performance. Swiss industrials firm Sulzer benefited from healthy global industrial activity and high capital expenditures for petrochemical products. South Korean shipbuilder Hyundai Mipo Dockyard advanced on solid business execution and rising productivity, and U.K. recruitment agency Michael Page International rose on better-than-expected earnings.

On the other hand, a number of the master portfolio’s larger positions suffered significant stock price reversals in the first quarter of 2007. China Overseas Land & Investments fell on weaker property sales revenue and a surge of profit-taking by newly concerned investors.The fund also took a hit from Irish beverage manufacturer C&C Group, which dropped on concerns that the popularity of its Magner’s cider might not be sustainable. Australian mining company Oxiana and Canadian metals firm Inmet Mining also experienced lost value during the first quarter of 2007 due to lower copper prices and shifting investor sentiment.

Investments in the financials sector detracted from relative performance as the fund did not participate in gains posted by Japanese real estate investment trusts and property stocks. Information technology companies also proved troublesome as holdings such as French semiconductor Soitec, which fell on a profit warning and strong competition, underperformed.

What is the fund’s current strategy?

We have made moves within the master portfolio in an effort to counteract the drop in performance experienced in mid-February when nearly half of the master portfolio’s top 10 holdings suffered price reversals. Since then, we have reduced the size of some of our larger holdings and have exited completely from others. In addition, we have lowered the fund’s exposure to metals and mining firms, moving into other sectors that we believe offer better value and business momentum. We also have found some attractive Japanese real estate companies in which to invest, and we may further explore this subset of the financial sector.As always, we have continued to maintain our strategy of keeping the sector and country allocations roughly in line with that of the benchmark, focusing instead on adding value to the portfolio through our bottom-up stock selection process.

April 16, 2007

The investment adviser to the Master Portfolio is The Boston Company Asset Management,
LLC, an affiliate of Dreyfus.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through November 30, 2006, at which time it was terminated. Had these expenses not been absorbed, returns would have been lower.
[2]	SOURCE: Lipper Inc. – Reflects net reinvestment of dividends and, where applicable, capital gain distributions.The S&P/Citigroup Extended Market Ex-U.S. Index represents the small-
capitalization component of the S&P/Citigroup Broad Market Index, which is a comprehensive float-weighted index of companies in 22 countries (excluding the U.S.) with market capitalizations of at least U.S. $100 million.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier International Small Cap Fund from October 1, 2006 to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.33	$ 12.49	$ 12.44	$ 6.86	$ 9.84
Ending value (after expenses)	$1,182.80	$1,178.40	$1,178.40	$1,184.50	$1,181.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2007
	Class A	Class B	Class C	Class R	Class

Expenses paid per $1,000 †	$ 7.70	$ 11.55	$ 11.50	$ 6.34	$ 9.10
Ending value (after expenses)	$1,017.30	$1,013.46	$1,013.51	$1,018.65	$1,015.91

† Expenses are equal to the fund’s annualized expense ratio of 1.53% for Class A, 2.30% for Class B, 2.29% for
Class C, 1.26% for Class R and 1.81% for Class T, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007 (Unaudited)

Value

Assets ($):
Investment in The Boston Company International
Small Cap Portfolio (Portfolio), at value (Note 1A)	385,975,037
Receivable for Fund shares sold	2,605,849
Prepaid expenses	41,863
388,622,749

Liabilities ($):
Payable for Fund shares redeemed	452,757
Payable to administrator (Note 2c)	32,018
Accrued transfer agent fees	39,685
Accrued professional fees	13,166
Accrued trustees’ fees (Note 2d)	5,787
Accrued distribution fees	58,817
Accrued shareholder service fees	74,256
Other accrued expenses and liabilities	12,287
688,773

Net Assets ($)	387,933,976

Composition of Net Assets ($):
Paid-in capital	292,549,032
Accumulated investment (loss)—net	(1,440,056)
Accumulated net realized gain	38,751,556
Net unrealized appreciation	58,073,444

Net Assets ($)	387,933,976

Net Assets Attributable to ($):
Class A	270,448,102
Class B	17,871,094
Class C	79,063,811
Class R	19,572,831
Class T	978,138

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007 (Unaudited) (continued)

Value

Shares of beneficial interest outstanding:
Class A	9,178,664
Class B	620,573
Class C	2,746,467
Class R	657,803
Class T	33,370

Net Asset Value, Per Share ($):
(Net Assets/Shares outstanding)
Class A	29.46
Class B	28.80
Class C	28.79
Class R	29.75
Class T	29.31

The accompanying notes are an integral part of the financial statements.

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2007 (Unaudited)

Value

Investment Income (Note 1B) ($):
Dividend income allocated from Portfolio
(net of foreign withholding taxes $178,859)	1,992,451
Interest and security lending income allocated from Portfolio	52,752
Expenses allocated from Portfolio	(1,962,481)
Net investment income allocated from Portfolio	82,722
Expenses:
Shareholder servicing costs (Note 2c)	440,682
Distribution fees (Note 2b)	356,147
Administration fees (Note 2c)	183,731
Transfer agent fees (Note 2c)	61,560
Custodian fees	55,246
Prospectus and shareholders’ reports	43,184
Registration fees	38,225
Trustees’ fees and expenses	13,700
Professional fees	13,619
Miscellaneous	5,000
Total Expenses	1,211,094
Less—reimbursement of Fund operating expenses (Note 2a)	(34,592)
Net Expenses	1,176,502
Investment (Loss)—Net	(1,093,780)

Realized and Unrealized Gain (Loss) ($):
Net realized gain (loss) allocated from Portfolio on:
Investment securities, futures transactions, foreign currency
exchange transactions and forward currency transactions	43,361,808
Change in unrealized appreciation (depreciation) allocated from Portfolio on:
Investment securities, futures transactions, foreign currency
exchange transactions and forward currency transactions	18,092,887
Net Realized and Unrealized Gain (Loss) on Investments	61,454,695
Net Increase in Net Assets from Operations	60,360,915

The accompanying notes are an integral part of the financial statements.

The Fund 9

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2007	Year Ended
	(Unaudited)	September 30, 2006

Operations ($):
Increase (Decrease) in Net Assets
From Investment Operations:
Net investment income (loss)	(1,093,780)	797,012
Net realized gain (loss)	43,361,808	27,708,387
Change in net unrealized
appreciation (depreciation)	18,092,887	26,902,565
Net Increase (Decrease) in Net Assets
from Investment Operations	60,360,915	55,407,964

Dividend to Shareholders from ($):
Net investment income:
Class A	(1,046,716)	(211,060)
Class R	(86,830)	(1,386)
Class T	(1,399)	(30)
Net realized gains on investments:
Class A	(15,349,409)	(1,155,422)
Class B	(1,084,120)	(111,951)
Class C	(4,791,776)	(372,642)
Class R	(845,146)	(4,285)
Class T	(61,283)	(6,695)
Total Dividends	(23,266,679)	(1,863,471)

Fund Share (Principal) Transactions (Note 4) ($):
Net proceeds from sale of shares:
Class A	34,052,406	164,402,248
Class B	292,570	6,335,851
Class C	6,264,563	35,360,820
Class R	10,999,966	12,474,335
Class T	3,770	179,490

	Six Months Ended
	March 31, 2007	Year Ended
	(Unaudited)	September 30, 2006

Fund Share (Principal) Transactions
(Note 4) ($) (continued):
Dividends reinvested:
Class A	8,973,028	799,038
Class B	780,150	84,589
Class C	1,616,801	131,890
Class R	352,903	4,952
Class T	56,180	6,037
Cost of shares redeemed:
Class A	(40,737,217)	(57,708,208)
Class B	(1,647,148)	(3,980,781)
Class C	(8,419,827)	(9,462,605)
Class R	(458,445)	(5,750,183)
Class T	(137,280)	(203,889)
Net Increase (Decrease) in Net Assets
from Capital Transactions	11,992,420	142,673,584
Total Increase (Decrease) in Net Assets	49,086,656	196,218,077

Net Assets ($):
Beginning of period	338,847,320	142,629,243
End of period	387,933,976	338,847,320
Undistibuted investment income (loss)—net	(1,440,056)	788,669

The accompanying notes are an integral part of the financial statements.

The Fund 11

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended March 31, 2007	Year Ended September 30,

Class A Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	26.58	21.80	15.78	12.07	8.98
From Investment Operations:
Net investment income (loss) † b	(.06)	.12	.18	.11	.06
Net realized and unrealized
gain on investments	3.83	4.85	5.86	3.69	3.03
Total from investment operations	3.77	4.97	6.04	3.80	3.09
Distributions:
Dividends from investment income—net	(.00)[c]	(.03)	(.02)	(.03)	—
Dividends from net realized
gain on investments	(.89)	(.16)	(.00)[c]	(.06)	—
Total Distributions	(.89)	(.19)	(.02)	(.09)	—
Net asset value, end of period	29.46	26.58	21.80	15.78	12.07

Total Return (%) [d]	18.28[e]	22.95	38.33	31.66	34.41[e]

Ratios/Supplemental Data (%):
Expenses (to average daily net assets) †	.76[e]	1.50	1.63	1.69	1.12[e]
Net investment income (loss)
(to average daily net assets) †	(.21)[e]	.47	.85	.79	.58[e]

Net Assets, end of period ($ X 1,000)	270,448	241,847	96,397	4,363	32

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment income (loss) per share and ratios would have been:
Net investment income (loss) per share ($) [b]	(.06)	.10	.13	(.23)	(17.31)
Ratios (to average daily net assets) (%):
Expenses	.77[e]	1.58	1.84	4.19	166.94[e]
Net investment income (loss)	(.21)[e]	.39	.64	(1.71)	(165.24)[e]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

	Six Months Ended March 31, 2007	Year Ended September 30,

Class B Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	26.00	21.46	15.62	11.99	8.98
From Investment Operations:
Net investment income (loss) † b	(.17)	(.09)	.02	.00[c]	.01
Net realized and unrealized
gain on investments	3.86	4.79	5.82	3.70	3.00
Total from investment operations	3.69	4.70	5.84	3.70	3.01
Distributions:
Dividends from investment income—net	—	—	—	(.01)	—
Dividends from net realized
gain on investments	(.89)	(.16)	(.00)[c]	(.06)	—
Total Distributions	(.89)	(.16)	(.00)[c]	(.07)	—
Net asset value, end of period	28.80	26.00	21.46	15.62	11.99

Total Return (%) [d]	17.84[e]	21.97	37.47	30.94	33.52[e]

Ratios/Supplemental Data (%):
Expenses (to average daily net assets) †	1.15[e]	2.25	2.38	2.44	1.61[e]
Net investment income (loss)
(to average daily net assets) †	(.60)[e]	(.36)	.10	.02	.08[e]

Net Assets, end of period ($ X 1,000)	17,871	16,681	10,961	2,202	73

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment (loss) per share and ratios would have been:
Net investment (loss) per share ($) [b]	(.17)	(.13)	(.04)	(.33) (18.03)
Ratios (to average daily net assets) (%):
Expenses	1.16[e]	2.39	2.68	4.93 167.44
Net investment (loss)	(.62)[e]	(.50)	(.20)	(2.47) (165.75)
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund 13

	Six Months Ended March 31, 2007	Year Ended September 30,

Class C Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	25.99	21.46	15.62	11.99	8.98
From Investment Operations:
Net investment income (loss) † b	(.16)	(.08)	.04	.00[c]	.01
Net realized and unrealized
gain on investments	3.85	4.77	5.80	3.69	3.00
Total from investment operations	3.69	4.69	5.84	3.69	3.01
Distributions:
Dividends from investment income—net	—	—	—	(.00)[c]	—
Dividends from net realized
gain on investments	(.89)	(.16)	(.00)[c]	(.06)	—
Total Distributions	(.89)	(.16)	(.00)[c]	(.06)	—
Net asset value, end of period	28.79	25.99	21.46	15.62	11.99

Total Return (%) [d]	17.84[e]	21.97	37.40	30.89	33.52[e]

Ratios/Supplemental Data (%):
Expenses (to average daily net assets) †	1.14[e]	2.25	2.38	2.44	1.61[e]
Net investment income (loss)
(to average daily net assets) †	(.59)[e]	(.31)	.10	.02	.09[e]

Net Assets, end of period ($ X 1,000)	79,064	71,853	34,078	1,055	50

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment (loss) per share and ratios would have been:
Net investment (loss) per share ($) [b]	(.17)	(.11)	(.01)	(.33) (17.65)
Ratios (to average daily net assets) (%):
Expenses	1.15[e]	2.36	2.61	4.93 167.43[e]
Net investment (loss)	(.60)[e]	(.43)	(.05)	(2.47) (165.73)[e]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended March 31, 2007	Year Ended September 30,

Class R Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	26.84	21.97	15.84	12.07	8.98
From Investment Operations:
Net investment income (loss) † b	(.00)[c]	.27	.22	.14	.08
Net realized and unrealized
gain on investments	3.80	4.80	5.94	3.73	3.01
Total from investment operations	3.80	5.07	6.16	3.87	3.09
Distributions:
Dividends from investment income—net	(.00)[c]	(.04)	(.03)	(.04)	—
Dividends from net realized
gain on investments	(.89)	(.16)	(.00)[c]	(.06)	—
Total Distributions	(.89)	(.20)	(.03)	(.10)	—
Net asset value, end of period	29.75	26.84	21.97	15.84	12.07

Total Return (%) [d]	18.45[e]	23.24	38.98	32.22	34.41[e]

Ratios/Supplemental Data (%):
Expenses (to average daily net assets)†	.63[e]	1.25	1.38	1.44	.95[e]
Net investment income (loss)
(to average daily net assets) †	(.00)[e,f]	1.05	1.11	1.00	.74[e]

Net Assets, end of period ($ X 1,000)	19,573	7,512	414	139	9

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment income (loss) per share and ratios would have been:
Net investment income (loss) per share ($) [b]	(.00)[c]	.27	.16	(.21) 16.87
Ratios (to average daily net assets) (%):
Expenses	.63[e]	1.31	1.68	3.94 166.78
Net investment income (loss)	(.00)[e]	.99	.83	(1.50) (165.09)
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
[f] Amount represents less than .01%.
The accompanying notes are an integral part of the financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended March 31, 2007	Year Ended September 30,

Class T Share	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	26.41	21.69	15.72	12.03	8.98
From Investment Operations:
Net investment income (loss) † b	(.10)	.02	.14	.07	.04
Net realized and unrealized
gain on investments	3.89	4.86	5.83	3.70	3.01
Total from investment operations	3.79	4.88	5.97	3.77	3.05
Distributions:
Dividends from investment income—net	(.00)[c]	(.00)[c]	(.00)[c]	(.02)	—
Dividends from net realized
gain on investments	(.89)	(.16)	(.00)[c]	(.06)	—
Total Distributions	(.89)	(.16)	(.00)[c]	(.08)	—
Net asset value, end of period	29.31	26.41	21.69	15.72	12.03

Total Return (%) [d]	18.10[e]	22.62	38.02	31.47	33.96[e]

Ratios/Supplemental Data (%):
Expenses (to average daily net assets) †	.90[e]	1.75	1.88	1.94	1.28[e]
Net investment income (loss)
(to average daily net assets) †	(.36)[e]	.09	.60	.50	.41[e]

Net Assets, end of period ($ X 1,000)	978	955	780	69	9

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment income (loss) per share and ratios would have been:
Net investment income (loss) per share ($) [b]	(.10)	(.01)	.09	(.29)	(16.88)
Ratios (to average daily net assets) (%):
Expenses	.91[e]	1.89	2.18	4.43	167.10[e]
Net investment income (loss)	(.37)[e]	(.05)	.43	(2.05)	(165.41)[e]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Small Cap Fund (the “Fund”) is a separate diversified portfolio of Dreyfus Premier Stock Funds (the “Company”) which is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company and operates as a series company currently offering one series.The Fund’s investment objective seeks to provide investors with long-term capital growth.The Dreyfus Corporation (“Dreyfus”) serves as the Fund’s administrator. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The Fund is a “feeder fund” that invests all of its investable assets in a “master” portfolio known as The Boston Company International Small Cap Portfolio (the “Portfolio”), a series of the Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Citigroup Extended Market Ex-U.S. Index and to a limited extent, emerging markets. The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus, is the investment adviser to the

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Portfolio. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (approximately 31% at March 31, 2007).The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the Fund’s shares.The Fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The Fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences among the classes include the services offered to, and the expenses borne by, each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relate net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates and assumptions. Actual results could differ from those estimates and affect the reported amounts and disclosures in the financial statements.

In the normal course of business, the fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications.The maximum exposure to the fund under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. However, based on experience, the fund expects the risks of loss to be remote.

(a) Investment security valuations: The Fund records its investment in the Portfolio at value.The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has yet been determined.

(b) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Currently, the Fund’s net investment income consists of the Fund’s pro rata share of the net investment income of the Portfolio,less all accrued expenses of the Fund determined in accordance with U.S. generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from net investment income and from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio.

(d) Allocation of operating activity: The majority of expenses of the Portfolio Trust are directly identifiable to an individual portfolio comprising the Portfolio Trust. Expenses which are not readily identifiable to a specific portfolio are allocated, taking into consideration, among other things, the nature and type of expense and the relative size of the portfolios.

Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Distribution fees and shareholder servicing fees, which are directly attributable to a class of the Fund’s shares, are charged to that class’ operations.

(e) Federal income taxes: The Fund intends to qualify as a “regulated investment company”, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2006 were as follows: ordinary income $288,644 and long-term capital gains $1,574,827.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Investment Advisory Fee and Other Transactions
With Affiliates:

(a)The Fund does not directly pay any investment advisory fees,but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Portfolio, until November 30, 2006, so that fund expenses (excluding Rule 12b-1 distribution plan fees, shareholder services plan fees, taxes, interest, brokerage commissions and extraordinary expenses) do not exceed 1.45% . Pursuant to this expense limitation, for the period ended March 31, 2007, Dreyfus voluntarily reimbursed the Fund in the amount of $34,592 for its operating expenses.

During the period ended March 31, 2007, the Fund has been advised that the Distributor retained $6,842 and $3 from commissions earned on sales of Class A and Class T shares, respectively, and $14,949 and $5,663 from CDSC on redemptions of the Fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing its Class B, Class C and Class T shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2007, Class B, Class C

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and Class T shares were charged $65,510, $289,400 and $1,237, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, the Fund pays the Distributor as to Class A, Class B, Class C and Class T shares, at an annual rate of .25 of 1% of the value of the average daily net assets of the shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2007, Class A, Class B, Class C and Class T shares were charged $321,141, $21,837, $96,467 and $1,237, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 2007, the Fund was charged $61,560 pursuant to the transfer agency agreement.

The Fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under an agreement for providing personnel and facilitates to perform accounting and administration services for the Fund at an annual rate of .10% of the value of the Fund’s average daily net assets. During the period ended March 31, 2007, the Fund was charged $183,731 pursuant to an administration service fee agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Investment Transactions:

Increases and decreases in the Fund’s investment in the Portfolio for the period ended March 31,2007 aggregated $60,958,519 and $75,696,285, respectively.

NOTE 4—Capital Share Transactions:
	Six Months Ended
	March 31, 2007	Year Ended
	(Unaudited)	September 30, 2006

Class A: †
Shares sold	1,194,359	6,924,029
Dividends reinvested	320,008	34,961
Shares redeemed	(1,435,366)	(2,281,375)
Net increase	79,001	4,677,615
Class B: †
Shares sold	10,526	287,834
Dividends reinvested	28,400	3,768
Shares redeemed	(59,826)	(160,770)
Net increase	(20,900)	130,832
Class C:
Shares sold	226,500	1,551,660
Dividends reinvested	58,878	5,869
Shares redeemed	(303,206)	(381,397)
Net increase	(17,828)	1,176,132
Class R:
Shares sold	381,618	490,661
Dividends reinvested	12,470	215
Shares redeemed	(16,166)	(229,836)
Net increase	377,922	261,040
Class T:
Shares sold	132	8,155
Dividends reinvested	2,012	266
Shares redeemed	(4,919)	(8,241)
Net increase	(2,775)	180

†	During the period ended March 31, 2007, 13,299 Class B shares representing $365,334 were automatically converted to 13,006 Class A shares and during the period ended September 30,
2006, 40,245 Class B shares representing $968,616 were automatically converted to 38,552
Class A shares.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2007, two shareholders of record held approximately 58% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

NOTE 5—Subsequent Event

On May 8, 2007, the Board of Trustees approved a series of proposals related to terminating the Fund’s master/feeder structure. Effective on or about 8/1/07, the fund will invest directly in portfolio securities, and will no longer operate as a “feeder fund” in its current master/feeder structure. The Fund will withdraw all of its assets from the corresponding Master Fund and will operate as a standalone fund on the effective date. The change will not be a taxable event for the shareholders.The Board of Trustees also approved a new investment advisory agreement with TBCAM and a new administration agreement with Dreyfus, to be effective on the effective date, at the same fee levels as the current agreements.

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 6, 2006, the Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s fees and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of fees and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for various periods ended September 30, 2006. These reports contained comparisons of total return performance for the fund to the same group of funds as the fund’s Expense Group (the “Performance Group”) and to a group of funds that was broader than the fund’s Expense Universe (the “Performance Universe”) that also were selected by Lipper. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.The Manager also provided a comparison of the fund’s total returns to the fund’s benchmark index for each calendar year since the fund’s inception.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended September 30, 2006. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe and noted that the fund’s contractual management fee was higher than the Expense Group median, and that the fund’s actual management fee was higher than the Expense Group and Expense Universe medians.The Board also noted that the fund’s total expense ratio was lower than the Expense Group and Expense Universe medians.With respect to the fund’s performance, the Board noted that the fund achieved first or second quin-tile (the first quintile reflecting the highest performance ranking group) total return rankings in the Performance Group for each reported time period and first quintile total return rankings in the Performance Universe for each reported time period.

The Fund 25

Mellon Institutional Funds Master Portfolio

The Boston Company International Small Cap Portfolio

PORTFOLIO INFORMATION
as of March 31, 2007 (Unaudited)

The Boston Company International Small Cap Fund invests in an interest of The Boston Company International Small Cap Portfolio (See Note 1 of the Fund’s Notes to Financial Statements).The Portfolio is actively managed. Current holdings may be different than those presented below:

			Percentage of
Top Ten Holdings †	Country	Sector	Investments (%)

Actelion Limited	Switzerland	Health Care	1.0
Deutsche Boerse AG	Germany	Financials	1.0
Rautaruukki Oyj	Finland	Materials	1.0
Inmet Mining Corp.	Canada	Materials	1.0
TGS Nopec Geophysical Co. ASA Norway		Energy	0.9
Sika AG	Switzerland	Materials	0.9
Kenedix, Inc.	Japan	Financials	0.8
International Power PLC	United Kingdom	Utilities	0.8
Fresenius AG	Germany	Health Care	0.8
Julius Baer Holding Ltd.	Switzerland	Financials	0.8
			9.0

† Excludes short-term securities.

Percentage of
Geographic Region Allocation †	Investments (%)

Europe ex U.K.	50.0
U.K.	19.0
Asia ex Japan	9.7
Japan	15.7
Americas ex U.S.	5.6
100

† Excludes short-term securities.

Mellon Institutional Funds Master Portfolio

The Boston Company International Small Cap Portfolio

SCHEDULE OF INVESTMENTS
March 31, 2007 (Unaudited)

		Value ($)
Security	Shares	(Note 1A)

UNAFFILIATED INVESTMENTS—98.6%
COMMON EQUITIES—96.6%
Australia—4.2%
Australian Worldwide Exploration Ltd.	1,819,200	4,192,365
Babcock & Brown Ltd.	259,600	5,766,298
Challenger Financial Services Group Ltd.	1,348,100	5,199,651
Cochlear Ltd.	84,100	4,401,171
Computershare Ltd.	438,700	3,848,851
Downer EDI Ltd.	760,100	4,191,687
Goodman Fielder Ltd.	2,568,500	5,067,609
Incitec Pivot Ltd.	147,800	5,915,798
Jubilee Mines NL	216,595	3,068,430
Pacific Brands Ltd.	1,971,800	4,894,800
Record Investments Ltd.	615,100	5,570,542
		52,117,202
Austria—1.2%
Andritz AG	22,200	5,568,034
Boehler-Uddeholm	95,340	9,168,199
		14,736,233
Belgium—2.2%
Colruyt SA	20,800	4,759,074
Mobistar SA	74,900	6,332,307
NV Union Miniere SA	47,860	8,507,994
Omega Pharma SA	50,200	3,865,937
Telenet Group Holding NV	133,100	4,291,328
		27,756,640
Canada—5.5%
Astral Media, Inc.	143,700	5,009,953
Axcan Pharma, Inc.	228,100 [a]	3,772,682
Canaccord Captial, Inc.	231,200	4,430,899
Gildan Activewear, Inc.	77,400 [a]	4,560,042
Inmet Mining Corp.	217,300	11,926,837
Kingsway Financial Services	198,900	3,723,990
MEGA Brands, Inc.	159,000 [a]	3,526,599
Methanex Corp.	166,900	3,722,064

The Fund 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Value ($)
Security	Shares	(Note 1A)

Canada (continued)
Metro, Inc.	140,000	4,427,309
Northbridge Financial	104,500	2,954,284
Quebecor, Inc.	149,800	5,029,241
Sherritt International Corp.	524,500	7,552,582
Trican Well Service Ltd.	202,500	3,991,401
WestJet Airlines Ltd.	330,300 a	4,421,361
		69,049,244
Denmark—0.4%
Sydbank A/S	82,200	4,422,366
Finland—2.8%
Cargotec Corp.	73,000	4,407,921
Elisa Oyj	115,300	3,340,145
KCI Konecranes Oyj	198,900	6,667,836
Nokian Renkaat Oyj	162,100	4,438,266
Rautaruukki Oyj	256,200	11,938,685
Wartsila Oyj	74,600	4,612,139
		35,404,992
France—9.1%
Air France-KLM	130,400	5,947,641
Alstom	29,200	3,788,803
Bonduelle S.C.A	29,800	3,438,000
Ciments Francais	34,250	7,220,738
CNP Assurances	54,140	6,303,932
Compagnie Generale de Geophysique SA	36,000 a	7,548,811
Compagnie Generale des
Etablissements Michelin	58,600	6,470,263
Euler Hermes SA	69,860	9,838,081
Eutelsat Communications	184,400	4,167,136
Groupe Steria SCA	65,300	4,274,391
Icade	72,200	5,303,668
Iliad SA	44,900	4,673,341
Ipsen SA	81,400	3,997,555
Natixis	208,800	5,078,282
Nexans SA	67,430	8,915,891
Nexity	62,700	5,342,747

		Value ($)
Security	Shares	(Note 1A)

France (continued)
Pierre & Vacances	32,600	4,484,678
Pinguely-Haulotte	165,400	5,299,589
Rhodia SA	1,011,600	3,715,506
Silicon-On-Insulator Technologies (SOITEC)	135,500 [a]	3,232,192
Sodexho Alliance SA	74,900	5,482,997
		114,524,242
Germany—7.4%
Aareal Bank AG	170,300	8,233,787
Deutsche Boerse AG	53,870	12,339,214
Deutsche Postbank AG	71,590	6,240,830
Hannover Rueckversicheru	80,800	3,599,015
Hypo Real Estate Holding	76,290	4,864,368
IKB Deutsche Industriebank AG	94,700	3,775,467
Lanxess	116,900	6,020,436
Leoni AG	33,690	1,387,238
Man AG	72,500	8,433,980
MPC Capital AG	19,815	1,674,964
MTU Aero Engines Holding AG	112,600	6,735,904
Salzgitter AG	54,300	7,928,223
Software AG	75,860	6,475,273
Stada Arzneimittel AG	114,260	6,935,927
Vivacon AG	100,600	3,641,193
Wincor Nixdorf AG	53,440	4,979,083
		93,264,902
Hong Kong—1.1%
Hengan International Group Co., Ltd.	2,151,400	6,305,699
Wing Hang Bank Ltd.	557,900	6,869,230
		13,174,929
Ireland—0.9%
Grafton Group PLC	296,570 [a]	4,456,113
IAWS Group PLC	283,000	6,576,762
		11,032,875
Italy—5.2%
Asm Brescia Spa	987,900	6,382,787

The Fund 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Value ($)
Security	Shares	(Note 1A)

Italy (continued)
Azimut Holding Spa	473,900	6,993,996
Banca de Firenze	629,220	4,659,942
Banca Popolare di Milano Scarl (BPM)	380,500	5,889,989
Cementir Spa	414,800	5,260,295
Credito Emiliano Spa	388,900	6,118,707
Fondiaria-Sai Spa	120,440	5,528,747
INDESIT COMPANY Spa	182,200	3,893,541
Mediolanum Spa	443,800	3,597,927
Milano Assicurazioni Spa	696,750	6,016,195
Pirelli & C Real Estate	80,500	6,105,822
Recordati Spa	597,440	4,751,738
		65,199,686
Japan—15.5%
Alpine Electronics, Inc.	218,200	3,925,859
Ardepro Co., Ltd.	9,600	3,446,321
Asahi Pretec Corp.	201,900	5,071,917
Chiyoda Integre Co., Ltd.	103,500	2,433,124
Comsys Holdings Corp.	266,000	2,855,724
Dainippon Screen Manufacturing Co., Ltd.	539,900	4,082,584
EXEDY Corp.	209,200	5,965,476
Fuji Machine Mfg. Co., Ltd.	45,400	737,081
Gigas K’s Denki Corp.	196,800	5,244,437
Goldcrest Co., Ltd.	85,340	4,693,229
Hisamitsu Pharmaceutical Co., Ltd.	137,400	4,057,982
Hitachi Construction Machinery Co., Ltd.	192,600	5,214,241
Hitachi High-Technologies Corp.	181,100	4,949,011
Hogy Medical Co., Ltd.	79,400	3,712,925
Izumi Co. Ltdronics, Inc.	361,000	6,709,582
Joint Corp.	183,500	6,976,831
Kansai Paint Co., Ltd.	488,000	4,170,551
Keihin Corp.	157,300 [a]	3,571,056
Kenedix, Inc.	2,047	10,458,236
Kintetsu World Express, Inc.	130,200	4,618,824
Kyowa Exeo Corp.	476,000	5,219,316
Makita Corp.	119,500	4,431,936

		Value ($)
Security	Shares	(Note 1A)

Japan (continued)
Meiji Dairies Corp.	744,959	5,848,146
Mitsubishi Gas Chemical Co., Inc.	472,400	4,530,357
Mori Seiki Co., Ltd.	221,800	5,280,056
Nichirei Corp.	650,000	3,800,815
Nippon Chemi-Con Corp.	438,000	3,891,929
Nippon Suisan Kaisha Ltd.	564,000	3,690,435
Nippon System Development Co., Ltd.	306,000	4,736,858
Nissin Kogyo Co., Ltd.	301,200	7,387,490
Nitto Boseki Co., Ltd.	1,379,000	5,044,123
NTN Corp.	618,000	5,349,741
Suruga Bank Ltd.	530,000	6,908,937
Taiyo Nippon Sanso Corp.	595,000	5,372,825
Takeuchi MFG. Co., Ltd.	81,400	3,391,955
Toho Pharmaceutical Co., LTD.	256,500	4,636,722
Tosoh Corp.	1,027,000	5,290,580
Ube Industries, Ltd.	1,228,000	3,897,751
Ulvac, Inc.	150,200	4,537,995
Urban Corp.	245,500	3,606,556
Yaskawa Electric Corp.	386,000	4,560,061
		194,309,575
Luxembourg—0.3%
Oriflame Cosmetics SA SDR	92,200	3,553,725
Netherlands—4.7%
Aalberts Industries NV	84,320	8,326,960
Endemol NV	167,100	5,220,151
Fugro NV	161,700	8,206,728
Randstad Holding N.V	53,900	4,179,672
SBM Offshore NV	169,260	6,101,458
Sligro Food Group NV	50,900	3,934,121
SNS Reaal	161,200	3,726,821
TomTom NV	109,600	4,466,108
Univar NV	105,100	5,829,631
USG People NV	110,600	4,561,512
Wolters Kluwer NV	165,200	4,955,600
		59,508,762

The Fund 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Value ($)
Security	Shares	(Note 1A)

Norway—2.2%
Aker Yards AS	242,500	4,190,737
Ementor ASA	799,800 a	7,009,554
Tandberg ASA	260,600 a	5,447,127
TGS Nopec Geophysical Co. ASA	470,900 a	10,889,160
		27,536,578
Portugal—0.4%
Banco BPI SA	555,950	4,826,424
Singapore—0.6%
United Test and Assembly Center Ltd.	7,101,000	4,261,349
Wing Tai Holdings, Ltd.	1,783,800	3,740,757
		8,002,106
South Korea—3.0%
Daegu Bank	162,800	2,960,000
GS Engineering and Construction Corp.	65,000	5,819,245
Hite Brewery Co., Ltd.	37,400	4,473,684
Honam Petrochemical Corp.	48,800	4,228,814
Hyundai Mipo Dockyard	53,200	9,814,141
Jusung Engineering Co., Ltd.	396,100	4,716,980
Korea Zinc Co., Ltd.	56,900	6,080,223
		38,093,087
Spain—3.0%
Abengoa SA	103,800	4,300,466
Banco Pastor SA	216,400	4,985,661
Bolsas y Mercados Espanoles	109,300	5,356,046
Ebro Puleva SA	192,900	4,552,450
Fomento de Construcciones y Contratas SA	64,100	6,587,840
Sol Melia SA	270,900	6,512,653
Union Fenosa SA	95,600	5,154,577
		37,449,693
Sweden—1.2%
Alfa Laval AB	102,900	5,337,336
Getinge AB	180,000	4,100,815
NCC AB	194,100	6,243,706
		15,681,857

		Value ($)
Security	Shares	(Note 1A)

Switzerland—6.3%
Actelion Limited	55,060 [a]	12,832,836
Barry Callebaut AG	11,700 [a]	8,703,036
Galenica Holding AG	13,800	4,383,115
Georg Fischer AG	10,600 [a]	7,675,471
Julius Baer Holding Ltd.	72,800	9,931,902
Kudelski SA	123,300	4,342,335
Rieter Holding AG	13,060	6,506,895
Sika AG	6,200	10,534,847
Sulzer AG	3,579	5,027,033
The Swatch Group AG	23,650	6,251,594
Valora Holding AG	11,210	3,205,361
		79,394,425
Ukraine—0.7%
Michael Page International PLC	880,200	9,272,340
United Kingdom—18.7%
Admiral Group PLC	165,100	3,731,776
Aegis Group PLC	1,269,600	3,746,336
Amlin PLC	889,300	4,959,637
Ashtead Group PLC	1,128,300	3,351,584
Barratt Developments PLC	255,320	5,550,034
British Airways PLC	813,800 [a]	7,780,410
Burren Energy PLC	521,600	8,198,471
Cattles PLC	694,100	5,591,450
Charter PLC	430,310 [a]	7,512,739
Chemring Group PLC	179,900	6,571,910
Close Brothers Group PLC	355,460	7,083,513
Cookson Group PLC	527,700	6,451,738
Crest Nicholson	411,800	5,018,526
Croda International PLC	675,000	8,471,747
Daily Mail and General Trust PLC	412,700	6,592,331
Dairy Crest Group PLC	376,000	4,929,882
DS Smith PLC	1,550,800	6,826,017
Enterprise Inn PLC	525,500 [a]	6,910,710
Greene King PLC	243,523	5,284,015

The Fund 33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Value ($)
Security	Shares	(Note 1A)

United Kingdom (continued)
Inchcape PLC	699,600	7,851,524
Informa PLC	683,100	8,170,269
International Power PLC	1,325,100	10,335,711
Interserve PLC	458,800	4,393,169
John Wood Group PLC	1,257,600	6,648,743
Kelda Group PLC	441,000	8,137,480
Kier Group PLC	122,310	5,777,004
LogicaCMG PLC	1,171,900	4,103,544
Mcbride PLC	904,500	4,265,949
Morgan Sindall PLC	173,900	4,286,464
N Brown Group PLC	582,033 a	3,712,585
Next PLC	164,700	7,286,711
Persimmon PLC	173,010	4,785,255
Petrofac Ltd.	888,700	7,696,673
Regus Group PLC	1,715,900	5,004,206
Restaurant Group PLC	747,514	5,367,360
Savills PLC	552,800	7,199,039
SIG PLC	171,130	4,268,683
Speedy Hire PLC	187,630	4,318,537
Sthree PLC	460,300	3,938,934
The Carphone Warehouse PLC	506,430	2,757,119
		234,867,785
Total COMMON Equities (Cost $939,013,627)		1,213,179,668

PREFERRED STOCKS—1.9%

Germany—1.9%
Fresenius AG	126,000	10,029,822
Fuchs Petrolub AG	46,500	4,076,598
Hugo Boss AG	87,000	5,054,578
ProSieben Sat.1 Media AG	127,500	4,500,745
TOTAL PREFERRED STOCKS (Cost $15,947,860)		23,661,743

SHORT-TERM			Par	Value ($)
INVESTMENTS—0.1%	Rate (%)	Maturity	Value ($)	(Note 1A)

U.S. Government—0.1%
U.S. Treasury Bill (Cost $653,274)	4.89	6/14/2007	660,000 [b,c]	653,455
TOTAL UNAFFILIATED INVESTMENTS
(Cost $955,614,761)				1,237,494,866

AFFILIATED INVESTMENT—0.9%	Shares

Dreyfus Institutional Preferred Plus
Money Market Fund (Cost $11,216,571)	11,216,571 [d] 11,216,571

TOTAL INVESTMENTS—99.5% (Cost $966,831,332)	1,248,711,437

OTHER ASSETS, LESS LIABILITIES—0.5%	6,358,749

NET ASSETS—100%	1,255,070,186

Notes to Schedule of Investments:
[a] Non-income producing security.
[b] Denotes all or part of security segretated as collateral for futures transactions.
[c] Rate noted is yield to maturity.
[d] Affiliated institutional money market fund.

The Fund 35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

At March 31, 2007 the Portfolio held the following forward foreign currency exchange contracts:

	Local
	Principal	Contract	Value at	USD Amount	Unrealized
Contracts to Receive	Amount	Value Date	March 31, 2007 ($)	to Deliver ($)	Appreciation ($)

Austrailian Dollar	3,914,657	4/2/2007	3,165,118	3,158,737	6,381
British Pound	1,935,185	4/2/2007	3,806,871	3,797,801	9,070
Singapore Dollar	529,756	4/2/2007	349,418	349,190	228
			7,321,407	7,305,728	15,679

	Local
	Principal	Contract	Value at	USD Amount	Unrealized
Contracts to Deliver	Amount	Value Date	March 31, 2007 ($)	to Receive ($)	(Depreciation) ($)

Japanese Yen	184,061,601	4/2/2007	1,562,781	1,560,241	(2,540)
Swiss Franc	4,102,896	4/2/2007	3,376,910	3,369,105	(7,805)
			4,939,691	4,929,346	(10,345)

At March 31, 2007 the Portfolio held the following futures contracts:

		Expiration	Underlying Face	Unrealized
Contract	Position	Date	Amount at Value ($)	Appreciation ($

MSCI Pan-Euro (400 Contracts)	Long	6/15/2007	12,313,372	641,332
Topix Futures (25 Contracts)	Long	6/7/2007	3,639,803	35,950
				677,282

Percentage of
Economic Sector Allocation	Net Assets (%)

Consumer Discretionary	18.0
Consumer Staples	6.4
Energy	5.1
Financials	20.2
Health Care	5.7
Industrials	21.3
Information Technology	5.9
Materials	11.9
Telecommunication Services	1.7
Utilities	2.4
Short-term and Other Assets	1.4
100.0

Mellon Institutional Funds Master Portfolio

The Boston Company International Small Cap Portfolio

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007 (Unaudited)

Value

Assets ($):
Investments in securities (Note 1A):
Unaffiliated issuers, at value (cost $955,614,761)	1,237,494,866
Affiliated issuers, at value (Note 1H) (cost $11,216,571)	11,216,571
Receivable for investments sold	11,461,969
Foreign currency, at value (identified cost, $5,333,052)	5,367,138
Interest and dividends receivable	3,232,096
Unrealized appreciation on forward foreign
currency exchange contracts (Note 5)	15,679
Prepaid expenses	30,347
Total assets	1,268,818,666

Liabilities ($):
Payable for investments purchased	13,579,016
Accrued accounting, administration and custody fees (Note 2)	114,996
Accrued trustees’ fees and expenses (Note 2)	21,776
Accrued professional fees	17,272
Unrealized depreciation on forward currency
exchange contracts (Note 5)	10,345
Payable for variation margin on open
financial futures contracts (Note 5)	2,537
Other accrued expenses and liabilities	2,538
Total liabilities	13,748,480

Net Assets (applicable to investors’ beneficial interest) ($)	1,255,070,186

The accompanying notes are an integral part of the financial statements.

The Fund 37

Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2007 (Unaudited)

Investment Income (Note 1B) ($):
Dividend income (net of foreign withholding taxes of $579,409)	6,065,250
Dividend income from affiliated investments (Note 1H)	387,803
Interest income	60,599
Securitiy lending income (Note 6)	109,640
Total Investment Income	6,623,292
Expenses
Investment advisory fee (Note 2)	5,921,630
Accounting, administration and custody fees (Note 2)	358,203
Trustees’ fees and expenses (Note 2)	40,499
Professional fees	15,230
Insurance expense	10,977
Miscellaneous expenses	8,485
Total expenses	6,355,024
Net Investment income	268,268

Realized and Unrealized Gain (Loss) ($):
Net realized gain (loss) on:
Investments	140,895,315
Financial futures transactions	(354,070)
Foreign currency transactions and
forward currency exchange transactions	(89,314)
Net realized gain (loss)	140,451,931
Change in unrealized appreciation (depreciation) on:
Investments	59,074,852
Financial futures contracts	677,282
Foreign currency translations and
forward currency exchange contracts	23,281
Change in net unrealized appreciation (depreciation)	59,775,415
Net realized and unrealized gain (loss)	200,227,346
Net Increase in Net Assets from Operations	200,495,614

The accompanying notes are an integral part of the financial statements.

Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

STATEMENT OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	March 31, 2007	Year Ended
	(Unaudited)	September 30, 2006

Increase (Decrease) in Net Assets ($):
From Operations
Net investment income (loss)	268,268	8,188,084
Net realized gain (loss)	140,451,931	89,220,862
Change in net unrealized
appreciation (depreciation)	59,775,415	90,899,614
Net increase (decrease) in
net assets from operations	200,495,614	188,308,560

Capital Transactions ($):
Contributions	169,709,498	481,080,065
Withdrawals	(212,458,683)	(229,295,440)
Net increase (decrease) in net assets
from capital transactions	(42,749,185)	251,784,625
Total Increase (Decrease) in Net Assets	157,746,429	440,093,185

Net Assets ($):
At beginning of period	1,097,323,757	657,230,572
At end of period	1,255,070,186	1,097,323,757
The accompanying notes are an integral part of the financial statements.

The Fund 39

Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

FINANCIAL HIGHLIGHTS

					For the Period
	For the				January 28, 2003
	Six Months Ended				(commencement
	March 31, 2007	Year Ended September 30,			of operations) to

	(Unaudited)	2006	2005	2004	September 30, 2003

Total Return (%) [a]	18.61[c]	23.75	40.24	33.42	36.44[b,c]
Ratios/Supplemental Data (%):
Expenses (to average
daily net assets) †	1.07[d]	1.08	1.12	1.20	1.46[d]
Net Investment Income
(to average daily
net assets) †	0.05[d]	0.85	1.32	1.06	1.29[d]
Portfolio Turnover	48[c]	65	50	72	46[c]

Net Assets, End of Year
(000’s omitted) ($)	1,255,070	1,097,324	657,231	219,368	89,545

† For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken the ratios without waivers and reimbursement would have been:
Ratios (to average daily net assets) (%):
Expenses	N/A	N/A	N/A	N/A	1.49[d]
Net investment income	N/A	N/A	N/A	N/A	1.26[d]
[a] Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial
statements.Total return would have been lower in the absence of expense waivers.
[b] Total return would have been lower in the absence of expense waivers.
[c] Not annualized.
[d] Calculated on an annualized basis.

Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Organization and Significant Accounting Policies:

Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”) was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Small Cap Portfolio (the “Portfolio”) is a separate diversified investment series of the Portfolio Trust.

The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are represented in the Citigroup World Extended Market Ex. U.S. (EMI Ex-U.S.) Index.

At March 31, 2007, there were two funds, The Boston Company International Core Equity Fund and Dreyfus Premier International Small Cap Fund (the “Feeder Funds”) invested in the Portfolio. The value of the Feeder Funds’investment in the Portfolio reflects the Feeder Funds’ proportionate interests in the net assets of the Portfolio.At March 31, 2007, The Boston Company International Core Equity Fund (the “Fund”) and the Dreyfus Premier International Small Cap Fund held approximately 69% and 31% interests in the Portfolio, respectively.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) Investment security valuations: Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid

The Fund 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.With respect to any portion of the Portfolio’s assets that are invested in one or more open-end regulated investment companies (“RICs”), the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such RICs.

Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

Because foreign markets may be open at different times than the New York Stock Exchange (“NYSE”), the value of the Portfolio’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) the Portfolio may value its assets by a method the Trustees believe accurately reflects the fair value.The Trustees have adopted fair value pricing procedures, which, among other things, require the Portfolio to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold.Although the threshold may be revised from time to time by the Trustees and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Portfolio to a significant extent.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

(b) Securities transactions and income: Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Dividend income is recorded on ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid.

(c) Income taxes: The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or

The Fund 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.

Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

(d) Foreign currency transactions: The Portfolio maintains its books and records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

(e) Foreign Investment risk: There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

(f) Commitments and contingencies: In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications.The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

(g) Expenses: The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among the funds of the Trust or the portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

(h) Affiliated issuers: Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

(i) New Accounting Requirements: In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”).The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

The Fund 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

In addition, on September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

NOTE 2—Investment Advisory Fee and Other Transactions
With Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory, and administrative services, and general office facilities, is paid monthly at the annual rate of 1.00% of the Portfolio’s average daily net assets.

On December 4, 2006, Mellon Financial Corporation (“MFC”) and The Bank of New York Company, Inc. (“BNY”) announced that they had entered into a definitive agreement to merge.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, TBCAM would become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of BNY’s and MFC’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, MFC and BNY expect the transaction to be completed in the third quarter of 2007.

The Portfolio Trust entered into an agreement with Mellon Bank, N.A. (“Mellon Bank”), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $358,203 for the six months ended March 31,2007.

The Portfolio Trust also entered into an agreement with Mellon Bank, to perform certain securities lending activities and to act as the Portfolio’s lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $46,873, for the six months ended March 31, 2007. See Note 6 for further details.

The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust’s and Portfolio Trust’s Chief Compliance Officer. No other director, officer or employee of TBCAM or its affiliates received any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust.The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates (the “Independent Trustees”) an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

NOTE 3—Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 2007 were as follows:

	Purchases ($)	Sales ($)

Non-U.S. Government Securities	557,151,227	603,053,522

NOTE 4—Federal Taxes:

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at March 31, 2007, as computed on a federal income tax basis, were as follows:

Cost for federal income tax purposes	$966,831,332
Gross unrealized appreciation	290,637,130
Gross unrealized depreciation	(8,757,025)
Net unrealized appreciation (depreciation)	$281,880,105

The Fund 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 5—Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

The Portfolio may trade the following financial instruments with off-balance sheet risk:

Forward currency exchange contracts

The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies.The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any appreciation or depreciation are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio’s foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

At March 31, 2007, the Portfolio held open foreign currency exchange contracts. See Schedule of Investments for further details.

Futures contracts

The Portfolio may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments, shown as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded shown as variation margin for financial statement purposes as unrealized appreciation or depreciation by the Portfolio.There are several risks in connection with the use of futures contracts as a hedging device.The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio’s exposure to the underlying instrument, while selling futures tends to decrease the Portfolio’s exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract’s terms.The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

At March 31, 2007, the Portfolio held open financial futures contracts. See Schedule of Investments for further details.

NOTE 6—Security Lending:

The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy.The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the

The Fund 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio’s obligations due on the loans.

The Portfolio loaned securities for the six months ended March 31, 2007 and earned interest on the invested collateral of $129,601 of which $19,961 was rebated to borrowers or paid in fees.At March 31, 2007, the Portfolio did not have securities out for loan.

NOTE 7—Line of Credit:

The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The participating portfolios and funds also pay an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating portfolios/funds. For the six months ended March 31, 2007, the expense allocated to the Portfolio was $1,862.The facility fee and interest expense is aggregated with miscellaneous expenses on the Statement of Operations.

For the six months ended March 31, 2007, the Portfolio had average borrowings outstanding of $5,769,000 for a total of two days and incurred $1,843 of interest expense. At March 31, 2007 the Fund had no borrowings outstanding.

Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (Unaudited)

The 1940 Act requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund’s investment adviser or underwriter (the “Independent Trustees”) voting separately, approve the fund’s advisory agreement and the related fees on an annual basis. The Fund is not a party to an investment advisory agreement directly with any investment adviser and does not invest directly in portfolio securities. Instead, the Fund invests all of its investable assets in The Boston Company International Small Cap Portfolio (the “Portfolio”), which is managed by The Boston Company Asset Management LLC (“TBCAM”). The Fund’s Board of Trustees determines annually whether the Fund should continue to invest in the Portfolio.The members of the Fund’s Board of Trustees also serve as the Board of Trustees of the Portfolio. In that capacity, they consider annually whether to continue the investment advisory agreement between the Portfolio and TBCAM. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from the Portfolio’s investment adviser,TBCAM (“the Adviser”), a broad range of information in response to a written request prepared on their behalf by their own legal counsel.The Independent Trustees met alone in a private session with their legal counsel on September 28, 2006 to review these materials and to discuss the proposed continuation of the Fund’s advisory agreement. Representatives of the Adviser attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees’ review of the materials and their deliberations.The entire Board then met on October 17, 2006.

The Fund 51

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (Unaudited) (continued)

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: The Adviser’s balance sheet and income statements, as well as a profitability analysis of the Adviser, including a separate presentation of the Adviser’s profitability relative to that of several publicly traded investment advisers;

(ii) Management Teams and Operations: The Adviser’s Form ADV, as well as information concerning the Adviser’s executive management, portfolio management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee and expense ratio compared to other funds, and the Adviser’s separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: The Adviser’s commentary on the Fund’s performance (rather than the Portfolio alone), and any material portfolio manager and strategy changes that may have affected the Fund in the prior year, as well as the Fund’s “fact sheets” prepared by the Adviser providing salient data about the Fund and Portfolio, including Portfolio’s holdings, strategies, recent market conditions and outlook, as well as the Adviser’s views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

(v) Other Benefits: The benefits flowing to Mellon Financial Corporation (“Mellon”) in the form of revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds.

In considering the continuation of the Portfolio’s advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.The Trustees determined that the terms and conditions of the advisory agreement and the compensation to the Adviser provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services provided to the Portfolio by the Adviser. In their deliberations as to the continuation of the advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have chosen to entrust the Adviser, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by the Adviser.The Board determined that the services provided were of high quality and at least commensurate with industry standards.

The Trustees reviewed the background and experience of the Portfolio’s two portfolio managers and also met with senior management of the Adviser to receive an overview of its organization, personnel, resources and strategic plans.Among other things, the Trustees considered the size, education and experience of the Adviser’s investment staff and overall responsiveness to changes in market conditions.

The Board determined that the Adviser had the expertise and resources to manage the Portfolio effectively.

Investment Performance

The Board considered the investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by the Adviser with input from the Trustees. The Board also compared the Fund’s investment performance against the average per-

The Fund 53

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (Unaudited) (continued)

formance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings against that universe. In addition to the information received by the Board at the September 28, 2006 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

The Board considered the Fund’s performance for the one-, three- and five-year periods ended July 31, 2006 based on the Lipper materials provided to the Board at the September 28, 2006 meeting.The Board found that the Fund outperformed its peer group average return for the one-year period (30.46% vs. 24.07%), three-year period (35.13% vs. 29.75%) and five-year period (23.42% vs. 18.50%) .

Advisory Fee and Other Expenses

The Board considered the advisory fee rate paid by the Portfolio to the Adviser. The Lipper data presenting the Portfolio’s “net management fees” included fees paid by the Portfolio, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Portfolio’s custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Portfolio’s advisory fees to those peers that include administrative fees within a blended advisory fee.

The Portfolio’s contractual advisory fee was 1.00%, in the 3rd quintile (1st being the best) of its peer group of funds, the median fee of which was 0.984% . The Portfolio’s net management fee was 1.088% (which included 0.091% in administrative services fees under Lipper’s calculation methodology),higher than the peer group median net management fee of 0.970% . Based on the Lipper data, as well as other factors discussed at the September 28, 2006 meeting, the Board determined that the Portfolio’s advisory fee is reasonable relative to its peer group averages.

The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of the Adviser. Based on the additional scope and complexity of the services provided and responsibilities assumed by the Adviser with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable relative to the nature and quality of the services provided.

The Board also considered the Fund’s (rather than solely the Portfolio’s) expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 1.160% was lower than the median net expense ratio of the peer group of 1.294%, notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

The Adviser’s Profitability

The Board considered the Adviser’s profitability in managing the Portfolio and Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by the Adviser or its affiliated investment adviser, Standish Mellon Asset Management Company LLC (“Standish Mellon”) in managing the Portfolio and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that the Adviser, based on profitability information submitted to them by the Adviser, incurred marginal profitability in managing most of the investment companies in the Mellon Institutional Funds family of funds. The Trustees observed that the Adviser had experienced profits in operating the Portfolio in both 2004 and 2005 and concluded these were not excessive.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows.They observed that The Boston Company International Core Equity Portfolio and the Standish Mellon Fixed Income Portfolio, two of the largest funds in the complex, already had breakpoints in their fee arrangements that reflected economies resulting from their size.The Board also noted that at the March 7, 2006 meeting, management had presented a Breakpoint Discussion Memorandum that had proposed a framework for future breakpoints. The Board concluded that, at existing asset levels and considering cur-

The Fund 55

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (Unaudited) (continued)

rent asset growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time.

Other Benefits

The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided.The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

———————

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio’s advisory agreement and the compensation to the Adviser provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

TRUSTEES AND OFFICERS

The following table lists the Trust’s trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended March 31, 2007.The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

Samuel C. Fleming (66)
Trustee (1986)

c/o Decision Resources, Inc., 61 Meadowbrook Road,Weston, MA 02493

Principal Occupation During Past 5 Years:
• Chairman Emeritus, Decision Resources, Inc. (“DRI”) (biotechnology research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI

Number of Portfolios in Fund Complex Overseen by Trustee: 30

———————

Benjamin M. Friedman (62)
Trustee (1989)

c/o Harvard University, Littauer Center 127, Cambridge, MA 02138

Principal Occupation During Past 5 Years:
• William Joseph Maier, Professor of Political Economy, Harvard University

Number of Portfolios in Fund Complex Overseen by Trustee: 30

———————

John H. Hewitt (72)
Trustee (1986)

P.O. Box 2333, New London, NH 03257

Principal Occupation During Past 5 Years:
• Trustee, Mertens House, Inc. (hospice)

Number of Portfolios in Fund Complex Overseen by Trustee: 30

The Fund 57

TRUSTEES AND OFFICERS (continued)

INDEPENDENT TRUSTEES (continued)

Caleb Loring III (63)
Trustee (1986)

c/o Essex Street Associates, P.O. Box 5600, Beverly, MA 01915

Principal Occupation During Past 5 Years:
• Trustee, Essex Street Associates (family investment trust office)

Number of Portfolios in Fund Complex Overseen by Trustee 30

INTERESTED TRUSTEES

Patrick J. Sheppard (41)
Trustee, President and Chief Executive Officer (2003)

The Boston Company Asset Management, LLC, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:
• President and Chief Operating Officer of The Boston Company Asset Management, LLC;
formerly Senior Vice President and Chief Operating Officer, Mellon Asset Management
(“MAM”) and Vice President and Chief Financial Officer, MAM

Number of Portfolios in Fund Complex Overseen by Trustee: 30

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Barbara A. McCann (46)
Vice President and Secretary (2003)

Mellon Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:
• Senior Vice President and Head of Operations, Mellon Asset Management (“MAM”); formerly
First Vice President, MAM and Mellon Global Investments

———————

Steven M. Anderson (41)
Vice President (1999) and Treasurer (2002)

Mellon Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:
• Vice President and Mutual Funds Controller, Mellon Asset Management; formerly Assistant Vice
President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (continued)

Denise B. Kneeland (55)
Assistant Vice President (1996)

Mellon Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:
• First Vice President and Manager, Mutual Funds Operations, Mellon Asset Management; formerly
Vice President and Manager, Mutual Fund Operations, Standish Mellon Asset Management
Company, LLC

———————

Mary T. Lomasney (50)
Chief Compliance Officer (2005)

Mellon Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:
• First Vice President, Mellon Asset Management and Chief Compliance Officer, Mellon Funds
Distributor, L.P. and Mellon Optima L/S Strategy Fund, LLC; formerly Director, Blackrock,
Inc., Senior Vice President, State Street Research & Management Company (“SSRM”), and
Vice President, SSRM

The Fund 59

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611
Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Dreyfus Premier
International
Equity Fund

SEMIANNUAL REPORT March 31, 2007

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
12	Financial Highlights
17	Notes to Financial Statements
25	Information About the Review and Approval
of the Fund’s Investment Advisory Agreement
27	Portfolio Information (Master Portfolio)
28	Schedule of Investments (Master Portfolio)
35	Statement of Assets and Liabilities
(Master Portfolio)
36	Statement of Operations (Master Portfolio)
37	Statements of Changes in Net Assets
(Master Portfolio)
38	Financial Highlights (Master Portfolio)
39	Notes to Financial Statements (Master Portfolio)
49	Factors Considered by Board of Trustees
in Approving Advisory Agreement
(Master Portfolio)
55	Trustees and Officers (Master Portfolio)

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
International Equity Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier International Equity Fund, covering the six-month period from October 1, 2006, through March 31, 2007.

Recent volatility in U.S. stock and bond markets has suggested to us that investors’ appetite for risk may be waning. Until late February 2007, the appetite for risk was relatively high, even in market sectors where the danger of fundamental deterioration was clear,such as “sub-prime”mort-gages. While overall valuation levels within the broad stock and bond markets seemed appropriate to us, prices of many lower-quality assets did not fully compensate investors for the risks they typically entail.

Heightened volatility sometimes signals a shift in the economy, but we do not believe this currently is the case.We continue to expect a mid-cycle economic slowdown and a monetary policy of “prolonged pause and eventual ease.”Tightness in the labor market should ease, with the unemployment rate driven somewhat higher by housing-related layoffs. While we believe there will be a gradual moderation of both CPI and PCE “core” inflation — a measure of underlying long-term inflation that generally excludes energy and food products — we expect the Fed to remain vigilant against inflation risks as it continues to closely monitor upcoming data.As always,your financial advisor can help you identify the investments that may help you potentially profit from these trends and maintain an asset allocation strategy that’s suited for your needs.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the Portfolio Managers of the fund’s “master” portfolio.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Remi J. Browne, CFA, and Peter S. Carpenter, CFA, Portfolio Managers

How did Dreyfus Premier International Equity Fund perform relative to its benchmark?

For the six-month period ended March 31, 2007, the fund produced total returns of 15.12% for Class A shares,14.68% for Class B shares,14.69% for Class C shares, 15.27% for Class R shares and 14.96% for Class T shares.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) produced a total return of 14.85% for the period.2

Moderating oil prices and stable short-term interest rates supported international equity markets despite heightened volatility during the second half of the reporting period. The fund produced returns that were in line with its benchmark, primarily due to the success of our security selection strategy.

What is the fund’s investment approach?

The fund seeks long-term growth of capital and is a “feeder fund” that invests all of its assets in a “master” portfolio known as The Boston Company International Core Equity Portfolio, which is a series of the Mellon Institutional Funds Master Portfolio.The master portfolio normally invests at least 80% of assets in shares of companies located in the foreign countries represented in the MSCI EAFE Index and Canada, and may also invest up to 25% of assets in securities of issuers located in emerging markets.

The master portfolio invests in stocks that appear to be undervalued as measured by their price/earnings ratios, and that may have value and/or growth characteristics. We employ a bottom-up investment approach, which emphasizes individual stock selection. Our stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth rate.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

Lower oil prices relieved global investors’ inflation concerns, and stable short-term interest rates in the United States led to expectations that interest rates in other major markets might follow suit.Although interest rates rose in both Europe and Japan, these gradual increases were widely anticipated and did not undermine the international markets’ advance.

During much of the reporting period, many geographical areas and most market sectors produced strong broad-based performance. In fact, seven of the 10 economic sectors and 20 of the 21 countries in the MSCI EAFE Index produced double-digit returns for the reporting period. The fund participated fully in the benchmark’s gains. Investments in companies based in Switzerland, Finland and the United Kingdom represented some of the key drivers of the fund’s strong relative performance.

In Switzerland, diversified manufacturer Sulzer AG led returns in the industrials sector as the company benefited from the continuation of increased global industrial activity and high capital expenditures for petrochemical products. Increased demand for the high-end products of watch retailer The Swatch Group AG also lifted the fund’s returns, as did financial services firm Credit Suisse Group, which rose on strong fourth quarter profits due in part to the sale of one of its insurance companies,Winterthur Group.

The fund’s materials holdings fared well, including Finland’s construction and mechanical engineering solutions provider Rautaruukki Oyj, which advanced on robust steel prices and general strength in the construction and engineering industries. Also in the materials sector, U.K.-based diversified mining group Xstrata plc benefited from a rise in commodity prices as well as its acquisition of Canada’s Falconbridge, a purchase that was well received by investors.

As is to be expected from a diversified portfolio, some holdings under-performed market averages. Dutch and Japanese companies generally detracted from the fund’s relative return during the reporting period, as did the fund’s holdings in the financials sector. Dutch financial services

4

giant IngGroep NV CVA experienced a decline in its stock price, due primarily to its lack of participation in the strong European merger and acquisition activity. In addition, the fund’s lack of investment in benchmark component ABN AMRO Holding, which gained value after entering into merger talks with several bidders, proved harmful to the fund’s relative performance. Mizuho Financial also proved to be a significant underperformer as the Japanese financial services firm saw its stock price tumble after reporting weak earnings. Finally, consumer discretionary stocks weighed on the fund’s relative performance. Japanese pachinko manufacturer Sankyo Co, Ltd. experienced a drop in stock price on weak orders and reduced profits.

What is the fund’s current strategy?

We have remained focused on our intensive, research-driven, bottom-up stock selection process, searching for companies that we believe are likely to benefit from strong business momentum and attractive valuations.We have continued to allocate the fund’s assets to countries and market sectors in proportions similar to those of the fund’s benchmark,as we believe that a generally sector-neutral approach enables us to focus more intently on adding value to the portfolio through our security selection process.

April 16, 2007

The investment adviser to the Master Portfolio is The Boston Company Asset Management,
LLC, an affiliate of Dreyfus.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through November 30, 2006, at which time it was terminated. Had these expenses not been absorbed, returns would have been lower.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier International Equity Fund from October 1, 2006 to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.38	$ 10.54	$ 10.38	$ 4.83	$ 8.15
Ending value (after expenses)	$1,151.20	$1,146.80	$1,146.90	$1,152.70	$1,149.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.99	$ 9.90	$ 9.75	$ 4.53	$ 7.64
Ending value (after expenses)	$1,019.00	$1,015.11	$1,015.26	$1,020.44	$1,017.35

† Expenses are equal to the fund’s annualized expense ratio of 1.19% for Class A, 1.97% for Class B, 1.94% for
Class C, .90% for Class R and 1.52% for Class T, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007 (Unaudited)

Value

Assets ($):
Investment in The Boston Company International
Core Equity Portfolio (Portfolio), at value (Note 1A)	330,975,554
Receivable for Fund shares sold	1,701,044
Receivable from transfer agent	5,454
Prepaid expenses	54,148
332,736,200

Liabilities ($):
Payable for Fund shares redeemed	292,958
Accrued shareholder service fees	61,705
Accrued transfer agent fees	53,919
Accrued distribution fees	50,991
Accrued professional fees	10,566
Accrued prospectus and shareholders’ reports fees	3,324
Accrued trustees’ fees (Note 2d)	2,737
Accrued registration fees	2,083
Other accrued expenses and liabilities	4,956
483,239

Net Assets ($)	332,252,961

Composition of Net Assets ($):
Paid-in capital	286,874,359
Accumulated undistributed
investment income— net	557,532
Accumulated net realized gain	7,641,973
Net unrealized appreciation	37,179,097

Net Assets ($)	332,252,961

Net Assets Attributable to ($):
Class A	232,948,508
Class B	14,198,779
Class C	70,191,694
Class R	13,667,396
Class T	1,246,585

The Fund 7

Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007 (Unaudited) (continued)

Value

Net Assets Attributable to ($) (continued):
Shares of beneficial interest outstanding:
Class A	5,136,198
Class B	317,825
Class C	1,572,255
Class R	297,299
Class T	27,475

Net Asset Value Per Share ($):
(Net Assets/Shares outstanding)
Class A	45.35
Class B	44.67
Class C	44.64
Class R	45.97
Class T	45.37

The accompanying notes are an integral part of the financial statements.

8

Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2007 (Unaudited)

Value

Investment Income (Note 1B) ($):
Dividend income allocated from Portfolio	2,479,502
Interest income allocated from Portfolio	26,735
Expenses allocated from Portfolio	(966,925)
Net investment income allocated from Portfolio	1,539,312
Expenses:
Administration fees (Note 2c)	135,072
Shareholder servicing costs (Note 2c)	321,755
Distribution fees (Note 2b)	291,116
Transfer agent fees (Note 2c)	101,193
Registration fees	47,866
Prospectus and shareholders’ reports	27,845
Professional fees	19,798
Trustees’ fees and expenses	6,008
Miscellaneous	6,094
Total Expenses	956,747
Less—reimbursement of Fund operating expenses (Note 2a)	(38,852)
Net Expenses	917,895
Investment Income—Net	621,417

Realized and Unrealized Gain (Loss) ($):
Net realized gain (loss) allocated from Portfolio on:
Investment securities, futures transactions, foreign currency
exchange transactions and forward currency transactions	8,838,942
Change in unrealized appreciation (depreciation) allocated from Portfolio on:
Investment securities, futures transactions, foreign currency
exchange translations and forward currency contracts	25,749,045
Net Realized and Unrealized Gain (Loss) on Investments	34,587,987
Net Increase in Net Assets from Operations	35,209,404

The accompanying notes are an integral part of the financial statements.

The Fund 9

Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2007	Year Ended
	(Unaudited)	September 30, 2006

Operations ($):
Increase (Decrease) in Net Assets
From Investment Operations:
Net investment income	621,417	1,277,619
Net realized gain (loss)	8,838,942	3,583,822
Change in net unrealized appreciation (depreciation)	25,749,045	10,019,309
Net Increase (Decrease) in Net Assets
from Investment Operations	35,209,404	14,880,750

Dividend to Shareholders from ($):
Net investment income:
Class A	(1,144,442)	(22,829)
Class B	(12,479)	—
Class C	(120,805)	(5,154)
Class R	(74,799)	(45)
Class T	(3,128)	—
Net realized gains on investments:
Class A	(1,799,566)	(132,227)
Class B	(142,388)	(39,262)
Class C	(663,681)	(162,064)
Class R	(104,672)	(194)
Class T	(8,285)	(3,006)
Total Dividends	(4,074,245)	(364,781)

Fund Share (Principal) Transactions (Note 4) ($):
Net proceeds from sale of shares:
Class A	100,680,580	115,893,246
Class B	2,025,790	9,390,462
Class C	13,830,216	44,161,529
Class R	4,566,773	8,546,763
Class T	453,471	695,492

10

	Six Months Ended
	March 31, 2007	Year Ended
	(Unaudited)	September 30, 2006

Fund Share (Principal) Transactions
(Note 4) ($) (continued):
Dividends reinvested:
Class A	2,170,654	109,287
Class B	108,606	30,641
Class C	383,843	122,624
Class R	163,398	239
Class T	10,065	2,211
Due from Advisor	—	697
Cost of shares redeemed:
Class A	(14,683,882)	(9,194,496)
Class B	(1,915,689)	(2,751,832)
Class C	(3,358,811)	(5,890,420)
Class R	(1,035,354)	(1)
Class T	(112,617)	(419,209)
Net Increase (Decrease) in Net Assets
from Capital Transactions	103,287,043	160,697,233
Total Increase (Decrease) in Net Assets	134,422,202	175,213,202

Net Assets ($):
Beginning of period	197,830,759	22,617,557
End of period	332,252,961	197,830,759
Undistibuted investment income—net	557,532	1,291,768

The accompanying notes are an integral part of the financial statements.

The Fund 11

Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended March 31, 2007	Year Ended September 30,

Class A Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	40.05	34.14	26.23	21.15	17.16
Investment Operations:
Net investment income † b	.15	.59	.38	.25	.12
Net realized and unrealized
gain on investments	5.88	5.58	7.61	5.15	3.87
Total from investment operations	6.03	6.17	7.99	5.40	3.99
Distributions:
Dividends from investment income—net	(.28)	(.04)	(.07)	(.12)	—
Dividends from net realized
gain on investments	(.45)	(.22)	(.01)	(.20)	—
Total Distributions	(.73)	(.26)	(.08)	(.32)	—
Net asset value, end of period	45.35	40.05	34.14	26.23	21.15

Total Return (%) [c]	15.12[d]	18.16	30.50	25.71	23.25[d]

Ratios/Supplemental Data (%):
Expenses (to average daily net assets) †	.59[d]	1.28	1.50	1.44	.99[d]
Net investment income
(to average daily net assets) †	.35[d]	1.55	1.15	.97	.62[d]

Net Assets, end of period ($ X 1,000)	232,949	124,283	10,107	561	9

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment income (loss) per share and ratios would have been:
Net investment income (loss) per share ($) [b]	.14	.54	(.16)	(1.54) (25.60)
Ratios (to average daily net assets) (%):
Expenses	.61[d]	1.38	3.12	8.92 130.43[d]
Net investment income (loss)	.33[d]	1.45	(.47)	(6.51) (128.82)[d]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

12

	Six Months Ended March 31, 2007	Year Ended September 30,

Class B Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	39.40	33.79	26.09	21.14	17.16
Investment Operations:
Net investment income (loss) † b	(.05)	.25	.14	.05	.03
Net realized and unrealized
gain on investments	5.81	5.58	7.57	5.16	3.95
Total from investment operations	5.76	5.83	7.71	5.21	3.98
Distributions:
Dividends from investment income—net	(.04)	—	—	(.06)	—
Dividends from net realized
gain on investments	(.45)	(.22)	(.01)	(.20)	—
Total Distributions	(.49)	(.22)	(.01)	(.26)	—
Net asset value, end of period	44.67	39.40	33.79	26.09	21.14

Total Return (%) [c]	14.68[d]	17.25	29.56	24.82	23.19[d]

Ratios/Supplemental Data (%):
Expenses (to average daily net assets) †	.98[d]	2.03	2.25	2.09	1.49[d]
Net investment income (loss)
(to average daily net assets) †	(.11)[d]	.68	.44	.22	.13[d]

Net Assets, end of period ($ X 1,000)	14,199	12,292	4,295	840	43

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment income (loss) per share and ratios would have been:
Net investment income (loss) per share ($) [b]	(.06)	.20	(.40)	(1.66) (25.48)
Ratios (to average daily net assets) (%):
Expenses	1.01[d]	2.18	3.93	9.67 130.93[d]
Net investment income (loss)	(.14)[d]	.53	(1.24)	(7.26) (129.31)[d]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended March 31, 2007	Year Ended September 30,

Class C Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	39.40	33.80	26.15	21.14	17.16
Investment Operations:
Net investment income (loss) † b	(.03)	.25	.16	.05	.03
Net realized and unrealized
gain on investments	5.80	5.58	7.54	5.16	3.95
Total from investment operations	5.77	5.83	7.70	5.21	3.98
Distributions:
Dividends from investment income—net	(.08)	(.01)	(.04)	—	—
Dividends from net realized
gain on investments	(.45)	(.22)	(.01)	(.20)	—
Total Distributions	(.53)	(.23)	(.05)	(.20)	—
Net asset value, end of period	44.64	39.40	33.80	26.15	21.14

Total Return (%) [c]	14.69[d]	17.27	29.50	24.77	23.19[d]

Ratios/Supplemental Data (%):
Expenses (to average daily net assets) †	.97[d]	2.03	2.25	2.19	1.48[d]
Net investment income (loss)
(to average daily net assets) †	(.08)[d]	.68	.50	.22	.13[d]

Net Assets, end of period ($ X 1,000)	70,192	51,752	7,766	488	55

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment income (loss) per share and ratios would have been:
Net investment income (loss) per share ($) [b]	(.04)	.22	(.36)	(1.66)	(25.73)
Ratios (to average daily net assets) (%):
Expenses	.99[d]	2.11	3.87	9.67	130.92[d]
Net investment income (loss)	(.10)[d]	.59	(1.12)	(7.26)	(129.31)
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

14

	Six Months Ended March 31, 2007	Year Ended September 30,

Class R Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	40.57	34.50	26.47	21.28	17.16
Investment Operations:
Net investment income † b	.21	.85	.40	.30	.15
Net realized and unrealized
gain on investments	5.96	5.49	7.75	5.21	3.97
Total from investment operations	6.17	6.34	8.15	5.51	4.12
Distributions:
Dividends from investment income—net	(.32)	(.05)	(.11)	(.12)	—
Dividends from net realized
gain on investments	(.45)	(.22)	(.01)	(.20)	—
Total Distributions	(.77)	(.27)	(.12)	(.32)	—
Net asset value, end of period	45.97	40.57	34.50	26.47	21.28

Total Return (%) [c]	15.27[d]	18.47	30.59	26.08	24.01[d]

Ratios/Supplemental Data (%):
Expenses (to average daily net assets) †	.45[d]	1.03	1.25	1.19	.83[d]
Net investment income
(to average daily net assets) †	.47[d]	2.19	1.29	1.22	.79[d]

Net Assets, end of period ($ X 1,000)	13,667	8,723	29	13	9

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment income (loss) per share and ratios would have been:
Net investment income (loss) per share ($) [b]	.20	.84	(.16)	(1.49) (24.47)
Ratios (to average daily net assets) (%):
Expenses	.46[d]	1.07	3.04	8.67 130.27[d]
Net investment income (loss)	.46[d]	2.14	(.53)	(6.26) (128.65)[d]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended March 31, 2007	Year Ended September 30,

Class T Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	40.03	34.16	26.30	21.21	17.16
Investment Operations:
Net investment income † b	.08	.38	.39	.17	.09
Net realized and unrealized
gain on investments	5.88	5.71	7.54	5.20	3.96
Total from investment operations	5.96	6.09	7.93	5.37	4.05
Distributions:
Dividends from investment income—net	(.17)	—	(.06)	(.08)	—
Dividends from net realized
gain on investments	(.45)	(.22)	(.01)	(.20)	—
Total Distributions	(.62)	(.22)	(.07)	(.28)	—
Net asset value, end of period	45.37	40.03	34.16	26.30	21.21

Total Return (%) [c]	14.96[d]	17.86	30.85	25.48	23.60[d]

Ratios/Supplemental Data (%):
Expenses (to average daily net assets) †	.76[d]	1.53	1.75	1.69	1.16[d]
Net investment income
(to average daily net assets) †	.18[d]	1.01	1.18	.72	.45[d]

Net Assets, end of period ($ X 1,000)	1,247	782	421	30	9

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment income (loss) per share and ratios would have been:
Net investment income (loss) per share ($) [b]	.06	.28	(.18)	(1.60) (24.48)
Ratios (to average daily net assets) (%):
Expenses	.81[d]	1.79	3.55	9.17 130.60[d]
Net investment income (loss)	.13[d]	.76	(.55)	(6.76) (128.99)[d]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

16

Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Equity Fund (the “Fund”) is a separate diversified portfolio of Dreyfus Premier Stock Funds (the “Company”) which is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company and operates as a series company currently offering one series. The Fund’s investment objective seeks to provide investors with long-term capital growth. The Dreyfus Corporation (“Dreyfus”) serves as the Fund’s administrator. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The Fund is a “feeder fund” that invests all of its investable assets in a “master” portfolio known as The Boston Company International Core Equity Portfolio (the “Portfolio”), a series of the Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE r) Index and Canada.The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus, is the investment adviser to the Portfolio. The value of the Fund’s investment in the Portfolio reflects

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the Fund’s proportionate interest in the net assets of the Portfolio (approximately 11.0% at March 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio.The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the Fund’s shares.The Fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The Fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences among the classes include the services offered to, and the expenses borne by, each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relate net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates and affect the reported amounts and disclosures in the financial statements.

In the normal course of business, the fund may enter into contracts and agreements that contain a variety of representations and war-

18

ranties, which provide general indemnifications.The maximum exposure to the fund under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. However, based on experience, the fund expects the risks of loss to be remote.

(a) Investment security valuations: The Fund records its investment in the Portfolio at value.The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(b) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Currently, the Fund’s net investment income consists of the Fund’s pro rata share of the net investment income of the Portfolio, less all accrued expenses of the Fund determined in accordance with U.S. generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from net investment income and from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain. In determining the amounts of its

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio.

(d) Allocation of operating activity: The majority of expenses of the Portfolio Trust are directly identifiable to an individual portfolio comprising the Portfolio Trust. Expenses which are not readily identifiable to a specific portfolio are allocated, taking into consideration, among other things, the nature and type of expense and the relative size of the portfolios.

Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Distribution fees and shareholder servicing fees, which are directly attributable to a class of the Fund’s shares, are charged to that class’ operations.

(e) Federal income taxes: The Fund intends to qualify as a “regulated investment company”, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

20

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2006 were as follows: ordinary income $52,049 and long-term capital gains $312,732 . The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2 —Investment Advisory Fee and Other Transactions
With Affiliates:

(a)The Fund does not directly pay any investment advisory fees,but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Dreyfus had contractually agreed to waive receipt of its fees and/or assume the expenses of the Portfolio, until November 30, 2006, so that fund expenses (excluding Rule 12b-1 distribution plan fees, shareholder services plan fees, taxes, interest, brokerage commissions and extraordinary expenses) do not exceed 1.25% . Pursuant to this expense limitation, for the period ended March 31,2007,Dreyfus voluntarily reimbursed the Fund in the amount of $38,852 for its operating expenses.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing its Class B, Class C and Class T shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2007, Class B, Class C and Class T shares were charged $50,974, $238,965 and $1,177, respectively, pursuant to the Plan.

During the period ended March 31, 2007, the Fund has been advised that the Distributor retained $49,704 and $25 from commissions earned on sales of Class A and Class T shares, respectively, and $9,498 and $8,819 from CDSC on redemptions of the Fund’s Class B and Class C shares, respectively.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Under the Shareholder Services Plan, the Fund pays the Distributor as to Class A, Class B, Class C and Class T shares, at an annual rate of .25 of 1% of the value of the average daily net assets of the shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2007, Class A, Class B, Class C and Class T shares were charged $223,932, $16,991, $79,655 and $1,177, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 2007, the Fund was charged $101,193 pursuant to the transfer agency agreement.

The Fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under an agreement for providing personnel and facilitates to perform accounting and administration services for the Fund at an annual rate of .10% of the value of the Fund’s average daily net assets. During the period ended March 31, 2007, the Fund was charged $135,072 pursuant to an administration service fee agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Investment Transactions:

Increases and decreases in the Fund’s investment in the Portfolio for the period ended March 31, 2007 aggregated $125,577,452 and $25,851,922, respectively.

22

NOTE 4—Capital Share Transactions:
	Six Months Ended
	March 31, 2007	Year Ended
	(Unaudited)	September 30, 2006

Class A: †
Shares sold	2,321,468	3,049,391
Dividends reinvested	49,774	3,139
Shares redeemed	(338,014)	(245,655)
Net increase	2,033,228	2,806,875
Class B: †
Shares sold	48,143	257,627
Dividends reinvested	2,523	892
Shares redeemed	(44,829)	(73,634)
Net increase	5,837	184,885
Class C:
Shares sold	328,365	1,241,520
Dividends reinvested	8,922	3,570
Shares redeemed	(78,506)	(161,356)
Net increase	258,781	1,083,734
Class R:
Shares sold	102,176	214,165
Dividends reinvested	3,699	7
Shares redeemed	(23,587)	—
Net increase	82,288	214,172
Class T:
Shares sold	10,342	18,411
Dividends reinvested	231	64
Shares redeemed	(2,641)	(11,246)
Net increase	7,932	7,229

†	During the period ended March 31, 2007, 6,492 Class B shares representing $272,645 were automatically converted to 6,391 Class A shares and during the period ended September 30,
2006, 14,287 Class B shares representing $535,070 were automatically converted to 14,105
Class A shares.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2007, two shareholders of record held approximately 56% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

NOTE 5—Subsequent Event

On May 8, 2007, the Board of Trustees approved a series of proposals related to terminating the Fund’s master/feeder structure. Effective on or about 8/1/07, the fund will invest directly in portfolio securities, and will no longer operate as a “feeder fund” in its current master/feeder structure.The Fund will withdraw all of its assets from the corresponding Master Fund and will operate as a standalone fund on the effective date.The change will not be a taxable event for the shareholders and the Fund will re-open to new investors. The Board of Trustees also approved a new investment advisory agreement with TBCAM and a new administration agreement with Dreyfus, to be effective on the effective date, at the same fee levels as the current agreements.

24

Dreyfus Premier Stock Funds
Dreyfus Premier International Equity Fund

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 6, 2006, the Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s fees and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of fees and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for various periods ended September 30, 2006. These reports contained comparisons of total return performance for the fund to the same group of funds as the fund’s Expense Group (the “Performance Group”) and to a group of funds that was broader than the fund’s Expense Universe (the “Performance Universe”) that also were selected by Lipper. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.The Manager also provided a comparison of the fund’s total returns to the fund’s benchmark index for each calendar year since the fund’s inception.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended September 30, 2006. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe and noted that the fund’s contractual management fee was lower than the Expense Group median, and that the fund’s actual management fee was lower than the Expense Group and Expense Universe medians.The Board also noted that the fund’s total expense ratio was lower than the Expense Group and Expense Universe medians. With respect to the fund’s performance, the Board noted

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

that the fund’s total return was higher than the Performance Group median for the 1-year period and that the fund was the top ranked fund in the Performance Group for each other reported time period. Within the Performance Universe, the Board noted that the fund’s total return was lower than the Performance Universe median for the 1-year period and higher than the Performance Universe median for each other reported time period.

26

Mellon Institutional Funds Master Portfolio

The Boston Company International Core Equity Portfolio

PORTFOLIO INFORMATION
as of March 31, 2007

The Boston Company International Core Equity Fund invests all of its investable assets in an interest of The Boston Company International Core Equity Portfolio (See Note 1 of the Fund’s Notes to Financial Statements).The Portfolio is actively managed. Current holdings may be different than those presented below.

			Percentage of
Top Ten Holdings †	Country	Sector	Investments (%)

Societe Generale	France	Financials	1.9
Toyota Motor Corp.	Japan	Consumer Discretionary	1.8
Royal Dutch Shell PLC	United Kingdom	Energy	1.7
ING Groep NV CVA	Netherlands	Financials	1.7
HBOS PLC	United Kingdom	Financials	1.6
Royal Bank of
Scotland Group PLC	United Kingdom	Financials	1.6
International Power PLC	United Kingdom	Utilities	1.4
InBev NV	Belgium	Consumer Staples	1.4
Vivendi SA	France	Consumer Discretionary	1.4
Roche Holding AG	Switerland	Health Care	1.4
			15.9

† Excludes short-term securities and investment of cash collateral.

Percentage of
Geographic Region Allocation †	Investments (%)

Europe ex U.K.	49.6
U.K.	21.3
Asia ex Japan	8.0
Japan	21.1
100.0
† Excludes short-term securities and cash collateral investments.

The Fund 27

Mellon Institutional Funds Master Portfolio

The Boston Company International Core Equity Portfolio

SCHEDULE OF INVESTMENTS
March 31, 2007 (Unaudited)

		Value ($)
Security	Shares	(Note 1A)

UNAFFILIATED INVESTMENTS—98.1%
Common Equities—96.9%
Australia—5.3%
BHP Billiton Ltd.	950,500	22,972,686
BlueScope Steel Ltd.	2,213,900	18,796,675
Coca-Cola Amatil Ltd.	1,342,800	9,554,935
Commonwealth Bank of Australia	725,500	29,484,491
Pacific Brands Ltd.	4,336,400	10,764,688
QBE Insurance Group Ltd.	1,377,900	35,140,920
Telstra Corp. Ltd.	5,001,800	18,847,163
Woolworths Ltd.	692,500	15,225,190
		160,786,748
Austria—1.0%
Boehler-Uddeholm	215,500	20,723,170
Voestalpine AG	143,000	10,370,800
		31,093,970
Belgium—2.5%
Delhaize Group	104,510	9,604,744
InBev NV	599,300	43,262,976
KBC Groupe	259,800	32,308,135
		85,175,855
Denmark—1.5%
Carlsberg AS	188,900	20,562,803
Danske Bank AS	579,500	26,968,231
		47,531,034
Finland—2.3%
KCI Konecranes Oyj	417,700	14,002,791
Metso Corp.	285,600	15,086,243
Neste Oil Oyj	286,300	9,865,463
Nokia Oyj	586,900	13,505,971
Rautaruukki Oyj	367,800	17,139,143
		69,599,611
France—10.4%
Air France-KLM	277,300	12,647,858
BNP Paribas	398,400	41,605,137

28

		Value ($)
Security	Shares	(Note 1A)

France (continued)
Bouygues SA	315,270 a	24,359,166
Cap Gemini SA	269,250	20,494,191
Compagnie Generale de Geophysique SA	47,970 b	10,058,791
Lafarge SA	60,760	9,550,668
Sanofi-Synthelabo SA	216,700	18,841,536
Societe Generale	339,000	58,574,648
Suez SA	293,300	15,465,559
Total SA	452,820 a	31,721,046
Vinci SA	185,700	28,775,387
Vivendi SA	1,058,100	42,989,494
		315,083,481
Germany—6.9%
Basf AG	99,900	11,245,180
Bayerische Motoren Werke AG	245,400	14,476,993
Beiersdorf AG	159,800	10,895,544
Deutsche Bank AG	259,300	34,923,018
E On AG	223,800	30,422,783
Man AG	184,800	21,497,924
Merck KGaA	121,800	15,701,495
MTU Aero Engines Holding AG	188,100	11,252,429
Porsche AG	13,221	20,195,947
Siemens AG	123,560	13,205,439
Thyssenkrupp AG	518,100	25,630,730
		209,447,482
Greece—0.4%
Coca-Cola Hellenic Bottling Co. SA	281,100	11,826,271
Hong Kong—1.3%
China Mobile Ltd.	3,539,100	32,183,519
The Wharf (Holdings) Ltd.	2,478,400	9,199,114
		41,382,633
Ireland—1.6%
Allied Irish Banks PLC (AIB)	815,200	24,170,941
CRH PLC	549,300	23,476,643
		47,647,584

The Fund 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Value ($)
Security	Shares	(Note 1A)

Italy—2.2%
Banca Popolare di Milano Scarl (BPM)	544,000	8,420,905
Enel Spa	2,109,500	22,567,760
Eni Spa	1,066,100	34,685,794
		65,674,459
Japan—20.7%
Canon, Inc	749,950	40,288,411
Daiichi Sankyo Co., Ltd.	333,300	10,211,432
Mitsubishi UFJ Lease & Finance Co., Ltd.	214,860	10,740,265
Honda Motor Co., Ltd.	1,175,300	40,995,358
Ibiden Co., Ltd.	200,300	10,386,430
Kenedix, Inc	1,894	9,676,551
Komatsu Ltd.	1,418,600	29,857,659
Makita Corp.	518,800	19,240,906
Meiji Dairies Corp.	1,108,871	8,704,962
Mitsubishi Corp.	619,900	14,388,751
Mitsubishi Electric Corp.	2,351,000	24,222,303
Mitsubishi Gas Chemical Co., Inc	2,071,200	19,862,989
Mitsui & Co., Ltd.	1,311,000	24,477,637
Mitsui OSK Lines., Ltd.	1,512,000	16,784,316
Nichirei Corp.	1,491,000	8,718,484
Nikon Corp.	796,000	16,787,406
Nippon Suisan Kaisha Ltd.	2,232,600	14,608,628
NTT Corp.	4,565	24,136,425
Olympus Corp.	264,000	9,029,279
Orix Corp.	117,120	30,515,013
Sony Corp.	240,300	12,215,879
Sumco Corp.	651,500	27,092,846
Sumitomo Metal Industries, Ltd.	5,018,000	25,935,348
Sumitomo Trust & Banking Co., Ltd.	3,412,000	35,588,118
Takeda Chemical Industries	501,800	32,919,579
TDK Corp.	127,700	11,076,076
Tokyo Electric Power Co.	674,600	23,072,545
Tokyo Electron Ltd.	214,400	14,993,261
Tokyo Tatemono Co.	634,000	9,566,766

30

		Value ($)
Security	Shares	(Note 1A)

Japan (continued)
Toyota Motor Corp.	825,300	52,881,397
		628,975,020
Netherlands—3.1%
ASM Lithography Holding NV	647,800 b	15,997,579
DSM NV	382,500	17,134,479
Fugro NV	188,200	9,551,677
Ing Groep NV CVA	1,216,500	51,423,572
		94,107,307
Norway—1.6%
DNB NOR ASA	1,170,500	16,529,057
Orkla ASA	331,500	23,378,882
Telenor ASA	428,800	7,621,982
		47,529,921
Singapore—1.1%
Chartered Semiconductor Manufacturing Ltd.	10,625,500	10,160,231
DBS Group Holdings, Ltd.	1,733,300	24,460,973
		34,621,204
Spain—3.2%
ACS Actividades	481,800	29,246,715
Banco Santander Central	1,254,700	22,388,385
Corporacion Mapfre SA	1,703,900	8,738,799
Repsol YPF SA	424,000	14,293,271
Telefonica SA	1,034,500	22,797,690
		97,464,860
Sweden—3.1%
Nordea Bank AB	1,285,600	20,539,095
Skandinaviska Enskilda	1,044,100	33,436,453
Svenska Cellulosa AB (SCA), Class B	243,800	13,064,894
Volvo AB, B Shares	312,500 b	26,328,610
		93,369,052
Switzerland—7.5%
Baloise Holdings	153,920	16,021,460
Credit Suisse Group	552,100	39,614,186
Nestle SA	50,727	19,753,602

The Fund 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Value ($)
Security	Shares	(Note 1A)

Switzerland (continued)
Roche Holding AG	235,410 [a]	41,646,630
Sulzer AG	10,421	14,637,248
Swiss Re	348,100	31,793,878
The Swatch Group AG	85,337	22,557,814
Zurich Financial Services AG	140,490	40,547,081
		226,571,899
United Kingdom—20.9%
AstraZeneca PLC	408,700	21,981,212
Aviva PLC	1,859,800	27,384,610
Barclays PLC	1,920,090	27,233,620
Barratt Developments PLC	1,033,300	22,461,421
BP PLC	3,110,200	33,773,488
British Airways PLC	3,043,000 [b]	29,092,881
BT Group PLC	3,604,900	21,540,611
Dairy Crest Group PLC	714,400	9,366,776
De La Rue PLC	722,800	10,166,529
Enterprise Inn PLC	1,247,800	16,409,483
George Wimpey PLC	793,500	9,919,985
GlaxoSmithKline PLC	676,100	18,580,434
Greene King PLC	448,000	9,720,801
HBOS PLC	2,328,500	47,959,146
International Power PLC	5,590,200	43,603,269
Kelda Group PLC	487,900	9,002,895
Marks & Spencer Group PLC	1,095,900	14,584,356
National Grid PLC	2,039,800	32,001,239
Next PLC	341,100	15,091,058
Reckitt Benckiser PLC	483,000	25,141,170
Royal Bank of Scotland Group PLC	1,202,285	46,924,279
Royal Dutch Shell PLC	1,532,500	50,979,152
Tesco PLC	1,265,000	11,055,197
Vodafone Group PLC	11,650,537	31,055,159
WPP Group PLC	605,000	9,164,202
Xstrata PLC	783,500	40,258,788
		634,451,761
Total Common Equities (Cost $2,501,640,183)		2,942,340,152

32

				Value ($)
Preferred Stocks—1.1%			Shares	(Note 1A)

Germany
Fresenius AG (Cost $24,940,465)			441,440	35,139,401

				Value ($)
Short-Term Investments—0.1%	Rate (%)	Maturity	Par Value ($)	(Note 1A)

U.S. Government—0.1%
U.S. Treasury Bill
(Cost $2,474,531)	4.89%	6/14/2007	2,500,000 [c,d]	2,475,211

Investment of Cash Collateral—0.0%			Shares

BlackRock Cash Strategies L.L.C. (cost $6,836)			6,836	6,836
TOTAL UNAFFILIATED INVESTMENTS
(Cost $2,529,062,015)			2,979,961,600

AFFILIATED INVESTMENTS—0.9%

Dreyfus Institutional Preferred Plus
Money Market Fund (Cost $27,479,439)			27,479,439 [e]	27,479,439

Total Investments—99.0% (cost $2,556,541,454)			3,007,441,039
OTHER ASSETS, LESS LIABILITIES—1.0%				29,075,012
Net Assets—100.0%			$3,036,516,051

Notes to Schedule of Investments:
[a] Security, or a portion of thereof, was on loan at March 31, 2007.
[b] Non-income producing security.
[c] Denotes all or part of security segregated as collateral for futures transactions.
[d] Rate noted is yield to maturity.
[e] Affiliated institutional money market fund.

The Fund 33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

At March 31, 2006 the Portfolio held the following forward foreign currency exchange contracts:

	Local
	Principal	Contract	Value at	USD Amount	Unrealized
Contracts to Deliver	Amount	Value Date	March 31, 2007	to Receive (Depreciation) ($)

Australian Dollar	7,348,516	4/2/2007	5,941,496	5,929,518	(11,978)
British Pound	802,333	4/2/2007	1,578,339	1,574,579	(3,760)
Swedish Krona	88,335,556	4/2/2007	12,659,287	12,628,385	(30,902)
					(46,640)

At December 31, 2006 the Fund held the following futures contracts:

Percentage of
Economic Sector Allocation	Net Assets (%)

Consumer Discretionary	11.5
Consumer Staples	8.0
Energy	6.4
Financials	28.0
Health Care	6.7
Industrials	11.0
Information Technology	5.4
Materials	9.1
Telecommunication Services	6.1
Utilities	5.8
Short-term and Other Assets	2.0
100.0

		Expiration	Underlying Face	Unrealized
Contract	Position	Date	Amount at Value ($)	Gain/(Loss) ($)

MSCI Pan-Euro (979 Contracts)	Long	6/15/2007	$30,394,155	$1,367,126
Topix Futures (73 Contracts)	Long	6/7/2007	10,489,247	226,091
				1,593,217

34

Mellon Institutional Funds Master Portfolio

The Boston Company International Core Equity Portfolio

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007 (Unaudited)

Value

Assets ($):
Investments in securities (Note 1A)
(including securities on loan, valued at $6,485 (Note 6):
Unaffiliated issuers, at value (cost $2,529,062,015)	2,979,961,600
Affiliated issuers, at value (Note 1H) (cost $27,479,439)	27,479,439
Foreign currency, at value (cost, $18,024,600)	18,244,094
Receivable for investments sold	43,637,734
Interest and dividends receivable	13,348,899
Unrealized appreciation on forward currency exchange contracts (Note 5)	24,440
Receivable for variation margin on open futures contracts (Note 5)	4,439
Prepaid expenses	55,341
Total assets	3,082,755,986

Liabilities ($):
Payable for investments purchased	45,918,598
Accrued accounting, administration and custody fees (Note 2)	226,322
Unrealized depreciation on forward currency exchange contracts (Note 5)	46,640
Collateral for securities on loan (Note 6)	6,836
Accrued professional fees	19,705
Accrued trustees’ fees and expenses (Note 2)	17,869
Other accrued expenses and liabilities	3,965
Total liabilities	46,239,935

Net Assets (applicable to investors’ beneficial interest) ($)	3,036,516,051

The accompanying notes are an integral part of the financial statements.

The Fund 35

Mellon Institutional Funds Master Portfolio

The Boston Company International Core Equity Portfolio

STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2007 (Unaudited)

Investment Income (Note 1B) ($):
Dividend income (net of foreign withholding taxes of $1,983,512)	23,071,198
Dividend income from affiliated investments (Note 1H)	912,927
Interest income	312,034
Securitiy lending income (Note 6)	36
Total investment Income	24,296,195
Expenses
Investment advisory fee (Note 2)	8,899,785
Accounting, administration and custody fees (Note 2)	675,332
Trustees’ fees and expenses (Note 2)	50,222
Professional fees	20,797
Insurance expense	19,192
Miscellaneous expenses	10,945
Total expenses	9,676,273
Net investment income	14,619,922

Realized and Unrealized Gain (Loss) ($):
Net realized gain (loss)
Investments	85,006,400
Financial futures transactions	2,822,970
Foreign currency transactions and forward currency exchange transactions	253,676
Net realized gain (loss)	88,083,046
Change in unrealized appreciation (depreciation) on:
Investments	269,286,540
Financial futures contracts	1,174,078
Foreign currency translations and forward currency exchange contracts	622,921
Change in net unrealized appreciation (depreciation)	271,083,539
Net realized and unrealized gain (loss)	359,166,585
Net Increase in Net Assets from Operations	373,786,507

The accompanying notes are an integral part of the financial statements.

36

Mellon Institutional Funds Master Portfolio

The Boston Company International Core Equity Portfolio

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months	For the
	Ended March 31, 2007	Year Ended
	(Unaudited)	September 30, 2006

Increase (Decrease) in Net Assets ($):
From Operations
Net investment income (loss)	14,619,922	23,902,726
Net realized gain (loss)	88,083,046	42,315,209
Change in net unrealized
appreciation (depreciation)	271,083,539	133,681,063
Net increase (decrease) in
net assets from operations	373,786,507	199,898,998

Capital Transactions ($):
Contributions	675,026,058	1,834,896,418
Withdrawals	(208,073,781)	(147,003,408)
Net increase (decrease) in net assets
from capital transactions	466,952,277	1,687,893,010
Total Increase (Decrease) in Net Assets	840,738,784	1,887,792,008

Net Assets ($):
At beginning of period	2,195,777,267	307,985,259
At end of period	3,036,516,051	2,195,777,267

The accompanying notes are an integral part of the financial statements.

The Fund 37

Mellon Institutional Funds Master Portfolio

The Boston Company International Core Equity Portfolio

FINANCIAL HIGHLIGHTS

					For the Period
	For the				January 28, 2003
	Six Months Ended				(commencement
	March 31, 2007	Year Ended September 30,			of operations) to

	(Unaudited)	2006	2005	2004	September 30, 2003

Total Return (%) [a]	15.50[c]	18.99	31.12	27.12	22.46[b]
Ratios/Supplemental
Data (%):
Expenses (to average
daily net assets) †	0.72[d]	0.83	0.95	1.04	1.17[d]
Net Investment Income
(to average
daily net assets) †	1.09[d]	1.97	1.66	1.30	1.81[d]
Portfolio Turnover	31[c]	51	58	80	63[d]

Net Assets, End of Period
(000’s omitted)	3,036,516	2,195,777	307,985	126,296	77,660

† For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the ratios without waivers and reimbursement would have been:
Ratios (to average daily net assets):

Expenses	N/A	N/A	N/A	N/A	1.20[d]
Net investment income	N/A	N/A	N/A	N/A	1.78[d]

[a] Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements.
[b] Total return would have been lower in the absence of expense waivers.
[c] Not annualized.
[d] Calculated on an annualized basis.

38

Mellon Institutional Funds Master Portfolio

The Boston Company International Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1—Organization and Significant Accounting Policies:

Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”) was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.The Boston Company International Core Equity Portfolio (the “Portfolio”) is a separate diversified investment series of the Portfolio Trust.

The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are represented in the MSCI Europe,Australia, Far East Index (EAFE) and Canada.

At March 31, 2007, there were two funds, The Boston Company International Core Equity Fund and Dreyfus Premier International Equity Fund (the “Feeder Funds”) invested in the Portfolio.The value of the Feeder Funds’ investment in the Portfolio reflects the Feeder Funds’ proportionate interests in the net assets of the Portfolio. At March 31, 2007, The Boston Company International Core Equity Fund (the “Fund”) and the Dreyfus Premier International Equity Fund held approximately 89% and 11% interests in the Portfolio, respectively.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) Investment security valuations: Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no

The Fund 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.With respect to any portion of the Portfolio’s assets that are invested in one or more open-end regulated investment companies (“RICs”), the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such RICs.

Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, counterparties or pricing services.

Because foreign markets may be open at different times than the New York Stock Exchange (“NYSE”), the value of the Portfolio’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) the Portfolio may value its assets by a method the Trustees believe accurately reflects the fair value.The Trustees have adopted fair value pricing procedures, which, among other things, require the Portfolio to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold.Although the thresh-

40

old may be revised from time to time by the Trustees and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Portfolio to a significant extent.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

(b) Securities transactions and income: Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Dividend income is recorded on ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Income taxes: The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.

Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

(d) Foreign currency transactions: The Portfolio maintains its books and records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

(e) Foreign Investment risk:There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

42

(f) Commitments and contingencies: In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications.The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

(g) Expenses: The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among the funds of the Trust or the portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

(h) Affiliated issuers: Affiliated issuers are investment companies advised by The Boston Company Asset Management Company LLC (“TBCAM”), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

(i) New Accounting Requirements: In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”).The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

In addition, on September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair

The Fund 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Note 2—Investment Advisory Fee and Other Transactions with Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory, and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the first $500 million of the Portfolio’s average daily net assets, 0.75% of the next $500 million, and 0.70% of the next $500 million, 0.60% of the next $500 millon, and 0.50% on assets over $2 billion.

On December 4, 2006, Mellon Financial Corporation (“MFC”) and The Bank of New York Company, Inc. (“BNY”) announced that they had entered into a definitive agreement to merge.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, TBCAM would become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of BNY’s and MFC’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, MFC and BNY expect the transaction to be completed in the third quarter of 2007.

The Portfolio Trust entered into an agreement with Mellon Bank, N.A. (“Mellon Bank”), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $675,332 for the six months ended March 31, 2007.

44

The Portfolio Trust also entered into an agreement with Mellon Bank, to perform certain securities lending activities and to act as the Portfolio’s lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $15, for the six months ended March 31, 2007. See Note 6 for further details.

The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust’s and Portfolio Trust’s Chief Compliance Officer. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust.The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates (the “Independent Trustees”) an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

Note 3—Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 2007 were as follows:

	Purchases ($)	Sales ($)

Non-U.S. Government Securities	1,268,021,863	810,566,503

Note 4—Federal Taxes:

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at March 31, 2007, as computed on a federal income tax basis, were as follows:

Cost for federal income tax purposes	$2,556,541,454
Gross unrealized appreciation	468,165,883
Gross unrealized depreciation	(17,266,298)
Net unrealized appreciation (depreciation)	$450,899,585

The Fund 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 5—Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

The Portfolio may trade the following financial instruments with off-balance sheet risk:

Forward currency exchange contracts

The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any appreciation or depreciation are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio’s foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

At March 31, 2007, the Portfolio held open foreign currency exchange contracts. See Schedule of Investments for further details.

Futures contracts

The Portfolio may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments, known as variation margin, are made or received by the Portfolio each day,

46

depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Portfolio.There are several risks in connection with the use of futures contracts as a hedging device.The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio’s exposure to the underlying instrument, while selling futures tends to decrease the Portfolio’s exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract’s terms.The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

At March 31, 2007, the Portfolio held open financial futures contracts. See Schedule of Investments for further details.

Note 6—Security Lending:

The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy.The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities

The Fund 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio’s obligations due on the loans.

The Portfolio loaned securities for the six months ended March 31, 2007 and earned interest on the invested collateral of $246 of which $210 was rebated to borrowers or paid in fees.At March 31,2007,the Portfolio had securities valued at $6,485 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

Note 7—Line of Credit:

The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter.The participating portfolios and funds also pay an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating portfolio/fund. For the six months ended March 31, 2007, the expense allocated to the Portfolio was $7,121.The facility fee and interest expense is aggregated with miscellaneous expenses on the Statement of Operations.

For the six months ended March 31, 2007, the Portfolio did not borrow from the line of credit during the period.

48

Mellon Institutional Funds Master Portfolio

The Boston Company International Core Equity Portfolio

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING ADVISORY AGREEMENT

The 1940 Act requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund’s investment adviser or underwriter (the “Independent Trustees”) voting separately, approve the fund’s advisory agreement and the related fees on an annual basis. The Fund is not a party to an investment advisory agreement directly with any investment adviser and does not invest directly in portfolio securities. Instead, the Fund invests all of its investable assets in The Boston Company International Core Equity Portfolio (the “Portfolio”), which is managed by The Boston Company Asset Management LLC (“TBCAM”).The Fund’s Board of Trustees determines annually whether the Fund should continue to invest in the Portfolio.The members of the Fund’s Board of Trustees also serve as the Board of Trustees of the Portfolio. In that capacity, they consider annually whether to continue the investment advisory agreement between the Portfolio and TBCAM. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from the Portfolio’s investment adviser, TBCAM (“the Adviser”), a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 28, 2006 to review these materials and to discuss the proposed continuation of the Fund’s advisory agreement. Representatives of the Adviser attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees’ review of the materials and their deliberations. The entire Board then met on October 17, 2006.

The Fund 49

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (continued)

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: The Adviser’s balance sheet and income statements, as well as a profitability analysis of the Adviser, including a separate presentation of the Adviser’s profitability relative to that of several publicly traded investment advisers;

(ii) Management Teams and Operations: The Adviser’s Form ADV, as well as information concerning the Adviser’s executive management, portfolio management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee and expense ratio compared to other funds, and the Adviser’s separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: The Adviser’s commentary on the Fund’s performance (rather than the Portfolio alone), and any material portfolio manager and strategy changes that may have affected the Fund in the prior year, as well as the Fund’s “fact sheets” prepared by the Adviser providing salient data about the Fund and Portfolio, including the Portfolio’s holdings, strategies, recent market conditions and outlook, as well as the Adviser’s views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

(v) Other Benefits: The benefits flowing to Mellon Financial Corporation (“Mellon”) in the form of revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds.

In considering the continuation of the Portfolio’s advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.The Trustees determined that the terms and conditions of

50

the advisory agreement and the compensation to the Adviser provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services provided to the Portfolio by the Adviser. In their deliberations as to the continuation of the advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have chosen to entrust the Adviser, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by the Adviser.The Board determined that the services provided were of high quality and at least commensurate with industry standards.

The Trustees reviewed the background and experience of the Portfolio’s two portfolio managers and also met with senior management of the Adviser to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of the Adviser’s investment staff and overall responsiveness to changes in market conditions.

The Board determined that the Adviser had the expertise and resources to manage the Portfolio effectively.

Investment Performance

The Board considered the investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by the Adviser with input from the Trustees. The Board also compared the Fund’s investment performance against the average per-

The Fund 51

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (continued)

formance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings against that universe. In addition to the information received by the Board at the September 28, 2006 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

The Board considered the Fund’s performance for the one-, three- and five-year periods ended July 31, 2006 based on the Lipper materials provided to the Board at the September 28, 2006 meeting.The Board found that the Fund outperformed its peer group average returns for the one-year period (24.65% vs. 22.50%), three-year period (27.11% vs. 21.60%) and five-year period (15.50% vs. 9.94%) .

Advisory Fee and Other Expenses

The Board considered the advisory fee rate paid by the Portfolio to the Adviser. The Lipper data presenting the Portfolio’s “net management fees” included fees paid by the Portfolio, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Portfolio’s custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Portfolio’s advisory fees to those peers that include administrative fees within a blended advisory fee.

The Portfolio’s contractual advisory fee was 0.744% (based on the following breakpoints: 0.800% of the first $500 million; 0.750% of the next $500 million; and 0.700% over $1 billion), in the 2nd quintile (1st being the best) of its peer group of funds, the median fee of which was 0.818% . The Portfolio’s net management fee was 0.908% (which included 0.111% in administrative service fees under Lipper’s calculation methodology), higher than the peer group median net management fee of 0.672% . Based on the Lipper data, as well as other factors discussed at the September 28, 2006 meeting, the Board determined that the Portfolio’s advisory fee is reasonable relative to its peer group averages.

The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of the Adviser. Based on the additional scope and complexity of the services provided and respon-

52

sibilities assumed by the Adviser with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable relative to the nature and quality of the services provided.

The Board also considered the Fund’s (rather than solely the Portfolio’s) expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 1.013% was slightly higher than the median net expense ratio of the peer group of 1.007% . However, most of the other funds in the peer group were larger than the Fund.

The Adviser’s Profitability

The Board considered the Adviser’s profitability in managing the Portfolio and Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by the Adviser or its affiliated investment adviser, Standish Mellon Asset Management Company LLC (“Standish Mellon”) in managing the Portfolio and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that the Adviser, based on profitability information submitted to them by the Adviser, incurred marginal profitability in managing most of the investment companies in the Mellon Institutional Funds family of funds.The Trustees observed that the Adviser had experienced profits in operating the Portfolio in both 2004 and 2005 and concluded these were not excessive.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows. They observed that the Fund and the Standish Mellon Fixed Income Portfolio, two of the largest funds in the complex, already had breakpoints in their fee arrangements that reflected economies resulting from their size. The Board also noted that at the March 7, 2006 meeting, management had presented a Breakpoint Discussion Memorandum that had proposed a

The Fund 53

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (continued)

framework for future breakpoints.The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time.

Other Benefits

The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

———————

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio’s advisory agreement and the compensation to the Adviser provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

54

Mellon Institutional Funds Master Portfolio
The Boston Company International Core Equity Portfolio

TRUSTEES AND OFFICERS

The following table lists the Trust’s trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended March 31, 2007.The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

Samuel C. Fleming (66)
Trustee (1986)

c/o Decision Resources, Inc., 61 Meadowbrook Road,Weston, MA 02493

Principal Occupation During Past 5 Years:
• Chairman Emeritus, Decision Resources, Inc. (“DRI”) (biotechnology research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI

Number of Portfolios in Fund Complex Overseen by Trustee: 30

Trustee Remuneration (period ended March 31, 2007): $250 (Fund); $6,902 (Portfolio)

———————

Benjamin M. Friedman (62)
Trustee (1989)

c/o Harvard University, Littauer Center 127, Cambridge, MA 02138

Principal Occupation During Past 5 Years:
• William Joseph Maier, Professor of Political Economy, Harvard University

Number of Portfolios in Fund Complex Overseen by Trustee: 30

Trustee Remuneration (period ended March 31, 2007): $250 (Fund); $6,902 (Portfolio)

———————

John H. Hewitt (72)
Trustee (1986)

P.O. Box 2333, New London, NH 03257

Principal Occupation During Past 5 Years:
• Trustee, Mertens House, Inc. (hospice)

Number of Portfolios in Fund Complex Overseen by Trustee: 30

Trustee Remuneration (period ended March 31, 2007): $250 (Fund); $6,902 (Portfolio)

The Fund 55

TRUSTEES AND OFFICERS (continued)

INDEPENDENT TRUSTEES (continued)

Caleb Loring III (63)
Trustee (1986)

c/o Essex Street Associates, P.O. Box 5600, Beverly, MA 01915

Principal Occupation During Past 5 Years:
• Trustee, Essex Street Associates (family investment trust office)

Number of Portfolios in Fund Complex Overseen by Trustee 30

Trustee Remuneration (period ended March 31, 2007): $250 (Fund); $7,178 (Portfolio)

INTERESTED TRUSTEES

Patrick J. Sheppard (41)
Trustee, President and Chief Executive Officer (2003)

The Boston Company Asset Management, LLC, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:
• President and Chief Operating Officer of The Boston Company Asset Management, LLC;
formerly Senior Vice President and Chief Operating Officer, Mellon Asset Management
(“MAM”) and Vice President and Chief Financial Officer, MAM

Number of Portfolios in Fund Complex Overseen by Trustee: 30

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Barbara A. McCann (46)
Vice President and Secretary (2003)

Mellon Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:
• Senior Vice President and Head of Operations, Mellon Asset Management (“MAM”); formerly
First Vice President, MAM and Mellon Global Investments

———————

Steven M. Anderson (41)
Vice President (1999) and Treasurer (2002)

Mellon Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:
• Vice President and Mutual Funds Controller, Mellon Asset Management; formerly Assistant Vice
President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC

56

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (continued)

Denise B. Kneeland (55)
Assistant Vice President (1996)

Mellon Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:
• First Vice President and Manager, Mutual Funds Operations, Mellon Asset Management; formerly
Vice President and Manager, Mutual Fund Operations, Standish Mellon Asset Management
Company, LLC

———————

Mary T. Lomasney (50)
Chief Compliance Officer (2005)

Mellon Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:
• First Vice President, Mellon Asset Management and Chief Compliance Officer, Mellon Funds
Distributor, L.P. and Mellon Optima L/S Strategy Fund, LLC; formerly Director, Blackrock,
Inc., Senior Vice President, State Street Research & Management Company (“SSRM”), and
Vice President, SSRM

The Fund 57

For More Information

Telephone Call your financial representative or 1-800-554-4611
Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Dreyfus Premier
Small Cap
Equity Fund

SEMIANNUAL REPORT March 31, 2007

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
12	Financial Highlights
17	Notes to Financial Statements
25	Information About the Review and Approval
of the Fund’s Investment Advisory Agreement
26	Portfolio Information (Master Portfolio)
27	Schedule of Investments (Master Portfolio)
33	Statement of Assets and Liabilities
(Master Portfolio)
34	Statement of Operations (Master Portfolio)
35	Statements of Changes in Net Assets
(Master Portfolio)
36	Financial Highlights (Master Portfolio)
37	Notes to Financial Statements (Master Portfolio)
45	Factors Considered by Board of Trustees
in Approving Advisory Agreement
(Master Portfolio)
51	Trustees and Officers (Master Portfolio)

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Small Cap Equity Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Small Cap Equity Fund, covering the six-month period from October 1, 2006, through March 31, 2007.

Recent volatility in U.S. stock and bond markets has suggested to us that investors’ appetite for risk may be waning. Until late February 2007, the appetite for risk was relatively high, even in market sectors where the danger of fundamental deterioration was clear,such as “sub-prime”mort-gages. While overall valuation levels within the broad stock and bond markets seemed appropriate to us, prices of many lower-quality assets did not fully compensate investors for the risks they typically entail.

Heightened volatility sometimes signals a shift in the economy,but we do not believe this currently is the case.We continue to expect a midcycle economic slowdown and a monetary policy of “prolonged pause and eventual ease.”Tightness in the labor market should ease, with the unemployment rate driven somewhat higher by housing-related layoffs.While we believe there will be a gradual moderation of both CPI and PCE “core” inflation — a measure of underlying long-term inflation that generally excludes energy and food products — we expect the Fed to remain vigilant against inflation risks as it continues to closely monitor upcoming data. As always, your financial advisor can help you identify the investments that may help you potentially profit from these trends and maintain an asset allocation strategy that’s suited for your needs.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the Portfolio Managers of the fund’s “master” portfolio.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Joseph M. Corrado, CFA, and Stephanie K. Brandaleone, CFA,
Portfolio Managers

How did Dreyfus Premier Small Cap Equity Fund perform
relative to its benchmark?

For the six-month period ended March 31, 2007, the fund produced total returns of 11.89% for its Class A Shares, 11.45% for its Class B Shares, 11.49% for its Class C shares, 12.04% for its Class R shares and 11.68% for its Class T shares.1 In comparison, the fund’s benchmark, the Russell 2000 Value Index, produced a total return of 10.62% for the same period.2

Despite bouts of heightened volatility, small-cap stocks generally performed well over the reporting period in response to growing corporate earnings, moderate economic growth, subdued inflation and stable interest rates. The fund produced higher returns than its benchmark, mainly due to the success of our security selection strategy in the industrials, financials, energy and technology sectors.

What is the fund’s investment approach?

The fund seeks long-term growth of capital.The fund is a “feeder fund” that invests all of its assets in a “master” portfolio,The Boston Company Small Cap Value Portfolio, a series of the Mellon Institutional Funds Master Portfolio. The master portfolio invests, under normal circumstances, at least 80% of its assets in the stocks of small-cap U.S. companies, and may invest up to 15% of its assets in foreign companies.

We seek to identify companies with stocks trading at prices below their intrinsic values.We measure value by evaluating each company’s valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position and expected business growth relative to its industry.We focus primarily on individual stock selection to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that may trigger a price increase.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

Inflation-related concerns waned early in the reporting period as U.S. housing markets softened and energy prices declined from record highs. The Federal Reserve Board lent credence to a more benign inflation outlook when it held short-term interest rates steady throughout the reporting period. The broad stock market rallied in this environment, with small-cap stocks outperforming large-cap stocks by a small margin. However, in late February of 2007, China had signaled a need to slowdown its overheated economy, which pushed U.S. markets lower as a slower-growing China would presumably have a global impact. Market fears were exacerbated by evidence of credit difficulties in the domestic sub-prime lending market, offsetting some of the market’s previous gains during the period.

Our stock selection strategy was particularly successful in the industrials, financials, energy, and technology sectors.Although it is in the relatively later stages of the current cycle, the industrials sector benefited from ongoing economic growth during the reporting period. The fund received especially strong contributions to performance from the construction-and-engineering, machinery, and road-and-rail industry groups. Engineering firm Infrasource Services was acquired during the reporting period, boosting its stock price. Construction giant Shaw Group fared well due to rebuilding in the Gulf Coast region after Hurricane Katrina and new federal legislation designed to spur investment in U.S. energy infrastructure. Among machinery producers,Agco and The Toro Company benefited from rising demand from farmers stemming from the emergence of corn-based ethanol as an alternative fuel. Busing company Laidlaw International saw its stock price rise after several quarters of stable, consistent earnings.

In the financials area, relatively light exposure to commercial banks and real estate investment trusts bolstered the fund’s relative performance. Results from the energy area were aided by an overweight position in the sector and an emphasis on oil services providers, such as Hydril and CARBO Ceramics, over exploration and production companies. The fund’s investments in technology companies benefited from strong performance in semiconductor makers FEI and Microsemi, as well as good results from Internet services company WebEx Communications and wireless equipment producer Net Gear.

4

Detractors from performance proved to be relatively mild. Over much of the reporting period, an overweight position in consumer discretionary companies hindered returns compared to the benchmark as higher mortgage and fuel costs took a toll on consumer spending. Disappointments in the health care sector included rehabilitation therapy provider Res-Care, which encountered lower profit margins, and government programs operator Providence Service, which announced lower-than-expected earnings.

What is the fund’s current strategy?

We recently have identified attractive valuations and sound businesses fundamentals among specialty retailers that focus on higher-income con-sumers.We also have continued to find opportunities in industrial service companies with stable cash flows, as well as technology companies that, in our judgment, are poised to benefit from increased corporate investment as productivity gains continue to moderate.The fund’s health care investments have focused on service providers that we believe can grow under a variety of economic conditions.In our view,these strategies leave the fund well positioned, and are reflective of our thoughts on the stocks more so than on our economic outlook.We continue to take a long-term view and look for market overreactions to short term issues to provide us with investment opportunities.

April 16, 2007

The investment adviser to the master portfolio is The Boston Company Asset Management,
LLC, an affiliate of Dreyfus.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through November 30, 2006, at which time it was terminated. Had these expenses not been absorbed, returns would have been lower.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: LIPPER INC.— Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth value.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Small Cap Equity Fund from October 1, 2006 to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.50	$ 11.70	$ 11.60	$ 6.13	$ 9.55
Ending value (after expenses)	$1,118.90	$1,114.50	$1,114.90	$1,120.40	$1,116.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.14	$ 11.15	$ 11.05	$ 5.84	$ 9.10
Ending value (after expenses)	$1,017.85	$1,013.86	$1,013.96	$1,019.15	$1,015.91

† Expenses are equal to the fund’s annualized expense ratio of 1.42% for Class A, 2.22% for Class B, 2.20% for
Class C, 1.16% for Class R and 1.81% for Class T, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

Dreyfus Premier Stock Funds

Dreyfus Premier Small Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007 (Unaudited)

Value

Assets ($):
Investment in The Boston Company Small Cap Value
Portfolio (Portfolio), at value (Note 1A)	76,768,617
Receivable for Fund shares sold	166,609
Prepaid expenses	38,728
76,973,954

Liabilities ($):
Payable for Fund shares redeemed	27,776
Payable to administrator (Note 2a)	6,461
Accrued transfer agent fees	14,846
Accrued shareholder service fees	12,208
Accrued professional fees	10,166
Accrued distribution fees	9,208
Accrued registration fees	3,680
Accrued trustees’ fees (Note 2d)	1,187
Other accrued expenses and liabilities	11,027
96,559

Net Assets ($)	76,877,395

Composition of Net Assets ($):
Paid-in capital	66,956,757
Accumulated undistributed
investment income—net	27,903
Accumulated net realized gain	3,082,907
Net unrealized appreciation	6,809,828

Net Assets ($)	76,877,395

Net Assets Attributable to ($):
Class A	44,694,923
Class B	3,377,669
Class C	11,374,426
Class R	16,835,773
Class T	594,604

The Fund 7

Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007 (Unaudited) (continued)

Value

Shares of beneficial shares outstanding:
Class A	1,346,146
Class B	105,180
Class C	354,490
Class R	501,633
Class T	18,138

Net Asset Value Per Share ($):
(Net Assets/Shares outstanding)
Class A	33.20
Class B	32.11
Class C	32.09
Class R	33.56
Class T	32.78

The accompanying notes are an integral part of the financial statements.

8

Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2007 (Unaudited)

Value

Investment Income (Note 1B) ($):
Dividend income allocated from Portfolio	593,683
Interest and securities lending income allocated from Portfolio	9,466
Expenses allocated from Portfolio	(315,496)
Net investment income allocated from Portfolio	287,653
Expenses:
Shareholder servicing costs (Note 2c)	74,247
Distribution fees (Note 2b)	56,321
Transfer agent fees (Note 2c)	38,722
Administration fees (Note 2c)	37,918
Registration fees	32,594
Prospectus and shareholders’ reports	21,744
Professional fees	11,485
Trustees’ fees and expenses	2,761
Miscellaneous	6,113
Total Expenses	281,905
Less—reimbursement of Fund operating expenses (Note 2a)	(22,155)
Net Expenses	259,750
Investment Income—Net	27,903

Realized and Unrealized Gain (Loss) ($):
Net realized gain (loss) allocated from Portfolio on:
Investment securities and futures transactions	3,705,606
Change in unrealized appreciation (depreciation) allocated from Portfolio on:
Investment securities and futures transactions	4,540,426
Net Realized and Unrealized Gain (Loss) on Investments	8,246,032
Net Increase in Net Assets from Operations	8,273,935

The accompanying notes are an integral part of the financial statements.

The Fund 9

Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2007	Year Ended
	(Unaudited)	September 30, 2006

Operations ($):
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	27,903	(44,027)
Net realized gain (loss)	3,705,606	2,447,427
Change in net unrealized
appreciation (depreciation)	4,540,426	1,613,790
Net Increase (Decrease) in
Net Assets from Operations	8,273,935	4,017,190

Dividend to Shareholders from ($):
Net realized gain on investments:
Class A	(1,202,550)	(337,127)
Class B	(94,908)	(48,840)
Class C	(322,498)	(105,287)
Class R	(420,128)	(284,352)
Class T	(13,371)	(7,114)
Total Dividends	(2,053,455)	(782,720)

Fund Share (Principal) Transactions (Note 4) ($):
Net proceeds from sale of shares:
Class A	4,658,054	30,264,976
Class B	118,908	1,804,953
Class C	436,614	7,934,977
Class R	2,756,162	3,449,880
Class T	125,427	242,417
Dividends reinvested:
Class A	1,020,389	267,559
Class B	76,716	41,106
Class C	153,155	52,196
Class R	420,111	284,352
Class T	6,169	3,933

10

	Six Months Ended
	March 31, 2007	Year Ended
	(Unaudited)	September 30, 2006

Fund Share (Principal) Transactions
(Note 4) ($) (continued):
Cost of shares redeemed:
Class A	(5,636,626)	(3,657,971)
Class B	(234,997)	(602,014)
Class C	(1,187,507)	(976,840)
Class R	(2,016,378)	(3,085,957)
Class T	(30,253)	(86,167)
Net Increase (Decrease) in Net Assets
from Capital Transactions	665,944	35,937,400
Total Increase (Decrease) in Net Assets	6,886,424	39,171,870

Net Assets ($):
Beginning of period	69,990,971	30,819,101
End of period	76,877,395	69,990,971
Undistibuted investment income—net	27,903	—

The accompanying notes are an integral part of the financial statements.

The Fund

11

Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended March 31, 2007	Year Ended September 30,

Class A Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	30.49	27.89	23.32	18.48	14.00
Investment Operations:
Net Investment income (loss) † b	.03	.00[c]	(.07)	(.08)	(.05)
Net realized and unrealized
gain on investments	3.57	3.31	4.64	5.38	4.53
Total from investment operations	3.60	3.31	4.57	5.30	4.48
Distributions:
Dividends from net realized
gain on investments	(.89)	(.71)	(.00)[c]	(.46)	—
Net asset value, end of period	33.20	30.49	27.89	23.32	18.48

Total Return (%) [d]	11.89[e]	12.15	19.60	29.07	32.00[e]

Ratios/Supplemental Data (%):
Expenses (to average daily net assets) †	.71[e]	1.35	1.35	1.34	.89[e]
Net investment income (loss)
(to average daily net assets) †	.09[e]	.01	(.26)	(.37)	(.29)[e]

Net Assets, end of period ($ X 1,000)	44,695	41,006	12,568	3,636	146

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment (loss) per share and ratios would have been:
Net investment (loss) per share ($) [b]	.02	(.07)	(.33)	(1.13) (21.53)
Ratios (to average daily net assets) (%):
Expenses	.74[e]	1.60	2.30	6.56 121.07[e]
Net investment income (loss)	.06[e]	(.24)	(1.21)	(5.59) (120.47)[e]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

12

	Six Months Ended March 31, 2007	Year Ended September 30,

Class B Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	29.63	27.32	23.01	18.39	14.00
Investment Operations:
Net Investment (loss) † b	(.10)	(.22)	(.27)	(.22)	(.13)
Net realized and unrealized
gain on investments	3.47	3.24	4.58	5.30	4.52
Total from investment operations	3.37	3.02	4.31	5.08	4.39
Distributions:
Dividends from net realized
gain on investments	(.89)	(.71)	(.00)[c]	(.46)	—
Net asset value, end of period	32.11	29.63	27.32	23.01	18.39

Total Return (%) [d]	11.45[e]	11.33	18.74	27.99	31.36[e]

Ratios/Supplemental Data (%):
Expenses (to average daily net assets) †	1.11[e]	2.10	2.10	2.09	1.39[e]
Net investment (loss)
(to average daily net assets) †	(.31)[e]	(.77)	(1.03)	(1.12)	(.79)[e]

Net Assets, end of period ($ X 1,000)	3,378	3,155	1,754	851	48

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment (loss) per share and ratios would have been:
Net investment (loss) per share ($) [b]	(.11)	(.33)	(.56)	(1.27) (20.36)
Ratios (to average daily net assets) (%):
Expenses	1.14[e]	2.46	3.22	7.31 121.56[e]
Net investment income (loss)	(.35)[e]	(1.13)	(2.15)	(6.34) (120.96)[e]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended March 31, 2007	Year Ended September 30,

Class C Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	29.60	27.32	23.02	18.39	14.00
Investment Operations:
Net Investment (loss) † b	(.10)	(.21)	(.28)	(.22)	(.13)
Net realized and unrealized
gain on investments	3.48	3.20	4.58	5.31	4.52
Total from investment operations	3.38	2.99	4.30	5.09	4.39
Distributions:
Dividends from net realized
gain on investments	(.89)	(.71)	(.00)[c]	(.46)	—
Net asset value, end of period	32.09	29.60	27.32	23.02	18.39

Total Return (%) [d]	11.49[e]	11.26	18.68	28.05	31.36[e]

Ratios/Supplemental Data (%):
Expenses (to average daily net assets) †	1.10[e]	2.10	2.10	2.09	1.38[e]
Net investment (loss)
(to average daily net assets) †	(.30)[e]	(.75)	(1.03)	(1.12)	(.79)[e]

Net Assets, end of period ($ X 1,000)	11,374	11,042	3,659	690	48

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment (loss) per share and ratios would have been:
Net investment (loss) per share ($) [b]	(.11)	(.32)	(.56)	(1.27) (20.89)
Ratios (to average daily net assets) (%):
Expenses	1.14[e]	2.46	3.15	7.31 121.56[e]
Net investment income (loss)	(.34)[e]	(1.11)	(2.08)	(6.34) (120.97)[e]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

14

	Six Months Ended March 31, 2007	Year Ended September 30,

Class R Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	30.77	28.07	23.42	18.52	14.00
Investment Operations:
Net Investment income (loss) † b	.07	.06	.07	(.03)	(.02)
Net realized and unrealized
gain on investments	3.61	3.35	4.58	5.39	4.54
Total from investment operations	3.68	3.41	4.65	5.36	4.52
Distributions:
Dividends from net realized
gain on investments	(.89)	(.71)	(.00)[c]	(.46)	—
Net asset value, end of period	33.56	30.77	28.07	23.42	18.52

Total Return (%) [d]	12.04[e]	12.43	19.86	29.33	32.22[e]

Ratios/Supplemental Data (%):
Expenses (to average daily net assets) †	.58[e]	1.10	1.10	1.09	0.73[e]
Net investment income (loss)
(to average daily net assets) †	.22[e]	.21	.24	(.12)	(.13)[e]

Net Assets, end of period ($ X 1,000)	16,836	14,339	12,575	14	8

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment (loss) per share and ratios would have been:
Net investment (loss) per share ($) [b]	.06	(.02)	(.20)	(1.12) (19.34)
Ratios (to average daily net assets) (%):
Expenses	.61[e]	1.35	1.97	6.31 120.90[e]
Net investment income (loss)	.19[e]	(.05)	(.63)	(5.34) (120.30)[e]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended March 31, 2007	Year Ended September 30,

Class T Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	30.17	27.67	23.21	18.45	14.00
Investment Operations:
Net Investment (loss) † b	(.03)	(.08)	(.14)	(.13)	(.07)
Net realized and unrealized
gain on investments	3.53	3.29	4.60	5.35	4.52
Total from investment operations	3.50	3.21	4.46	5.22	4.45
Distributions:
Dividends from net realized
gain on investments	(.89)	(.71)	(.00)[c]	(.46)	—
Net asset value, end of period	32.78	30.17	27.67	23.21	18.45

Total Return (%) [d]	11.68[e]	11.88	19.22	28.67	31.79[e]

Ratios/Supplemental Data (%):
Expenses (to average daily net assets) †	.90[e]	1.59	1.60	1.59	1.06[e]
Net investment (loss)
(to average daily net assets) †	(.10)[e]	(.26)	(.53)	(.62)	(.46)[e]

Net Assets, end of period ($ X 1,000)	595	449	264	64	8

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment (loss) per share and ratios would have been:
Net investment (loss) per share ($) [b]	(.07)	(.33)	(.39)	(1.18) (19.36)
Ratios (to average daily net assets) (%):
Expenses	1.03[e]	2.46	2.86	6.81 121.24[e]
Net investment income (loss)	(.23)[e]	(1.12)	(1.44)	(5.84) (120.64)[e]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

16

Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Small Cap Equity Fund (the “Fund”) is a separate diversified portfolio of Dreyfus Premier Stock Funds (the “Company”) which is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company and operates as a series company currently offering one series.The Fund’s investment objective seeks to provide investors with long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the Fund’s administrator. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The Fund is a “feeder fund” that invests all of its investable assets in a “master” portfolio known as The Boston Company Small Cap Value Portfolio (the “Portfolio”), a series of the Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies. The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus, is the investment adviser to the Portfolio. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(approximately 7.5% at March 31, 2007).The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the Fund’s shares. The Fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares:Class A,Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The Fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences among the classes include the services offered to, and the expenses borne by, each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relate net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates and affect the reported amounts and disclosures in the financial statements.

In the normal course of business, the fund may enter into contracts and agreements that contain a variety of representations and war-

18

ranties, which provide general indemnifications.The maximum exposure to the fund under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. However, based on experience, the fund expects the risks of loss to be remote.

(a) Investment security valuations: The Fund records its investment in the Portfolio at value.The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Currently, the Fund’s net investment income consists of the Fund’s pro rata share of the net investment income of the Portfolio, less all accrued expenses of the Fund determined in accordance with U.S. generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from net investment income and from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fund not to distribute such gain. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio.

(d) Allocation of operating activity: The majority of expenses of the Portfolio Trust are directly identifiable to an individual portfolio comprising the Portfolio Trust. Expenses which are not readily identifiable to a specific portfolio are allocated, taking into consideration, among other things, the nature and type of expense and the relative size of the portfolios.

Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Distribution fees and shareholder servicing fees, which are directly attributable to a class of the Fund’s shares, are charged to that class’ operations.

(e) Federal income taxes: The Fund intends to qualify as a “regulated investment company”, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax author-ity.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

20

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2006 were as follows: ordinary income $90,662 and long-term capital gains $692,058 . The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Investment Advisory Fee and Other Transactions
With Affiliates:

(a)The Fund does not directly pay any investment advisory fees,but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Portfolio, until November 30, 2006, so that fund expenses (excluding Rule 12b-1 distribution plan fees, shareholder services plan fees, taxes, interest, brokerage commissions and extraordinary expenses) do not exceed 1.10% of average net assets. Pursuant to this expense limitation, for the period ended March 31, 2007, Dreyfus voluntarily reimbursed the Fund in the amount of $22,155 for its operating expenses.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing its Class B, Class C and Class T shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31,2007,Class B,Class C and Class T shares were charged $12,614, $43,077 and $630, respectively, pursuant to the Plan.

During the period ended March 31, 2007, the Fund was advised that the Distributor retained $1,105 and $1 from commissions earned on sales of Class A and Class T shares, respectively, and $1,016 and $1,270 from CDSC on redemptions of the Fund’s Class B and Class C shares, respectively.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Under the Shareholder Services Plan, the Fund pays the Distributor as to Class A, Class B, Class C and Class T shares, at an annual rate of .25 of 1% of the value of the average daily net assets of the shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2007, Class A, Class B, Class C and Class T shares were charged $55,053, $4,205, $14,359 and $630, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 2007, the Fund was charged $38,722 pursuant to the transfer agency agreement.

The Fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under an agreement for providing personnel and facilitates to perform accounting and administration services for the Fund at an annual rate of .10% of the value of the Fund’s average daily net assets. During the period ended March 31, 2007, the Fund was charged $37,918 pursuant to an administration service fee agreement..

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Investment Transactions:

Increases and decreases in the Fund’s investment in the Portfolio for the period ended March 31, 2007 aggregated $10,005,573 and $11,568,639, respectively.

22

NOTE 4—Capital Share Transactions:
	Six Months Ended
	March 31, 2007	Year Ended
	(Unaudited)	September 30, 2006

Class A: †
Shares sold	143,747	1,008,279
Dividends reinvested	31,689	9,772
Shares redeemed	(174,325)	(123,674)
Net increase	1,111	894,377
Class B: †
Shares sold	3,733	61,737
Dividends reinvested	2,458	1,536
Shares redeemed	(7,487)	(20,994)
Net increase	(1,296)	42,279
Class C:
Shares sold	14,044	271,117
Dividends reinvested	4,912	1,951
Shares redeemed	(37,473)	(33,999)
Net increase	(18,517)	239,069
Class R:
Shares sold	84,091	115,641
Dividends reinvested	12,919	10,310
Shares redeemed	(61,400)	(107,891)
Net increase	35,610	18,060
Class T:
Shares sold	3,994	8,148
Dividends reinvested	194	145
Shares redeemed	(935)	(2,910)
Net increase	3,253	5,352

†	During the period ended March 31, 2007, 2,287 Class B shares representing $71,195 were automatically converted to 2,218 Class A shares and during the period ended September 30,
2006, 4,984 Class B shares representing $143,888 were automatically converted to 4,860
Class A shares.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2007, three shareholders of record held approximately 63% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

NOTE 5—Subsequent Event

On May 8, 2007, the Board of Trustees approved a series of proposals related to terminating the Fund’s master/feeder structure. Effective on or about 8/1/07, the fund will invest directly in portfolio securities, and will no longer operate as a “feeder fund” in its current master/feeder structure.The Fund will withdraw all of its assets from the corresponding Master Fund and will operate as a standalone fund on the effective date.The change will not be a taxable event for the shareholders and the Fund will re-open to new investors. The Board of Trustees also approved a new investment advisory agreement with TBCAM and a new administration agreement with Dreyfus, to be effective on the effective date, at the same fee levels as the current agreements.

24

Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 6, 2006, the Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s fees and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of fees and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for various periods ended September 30, 2006. These reports contained comparisons of total return performance for the fund to the same group of funds as the fund’s Expense Group (the “Performance Group”) and to a group of funds that was broader than the fund’s Expense Universe (the “Performance Universe”) that also were selected by Lipper.The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.The Manager also provided a comparison of the fund’s total returns to the fund’s benchmark index for each calendar year since the fund’s inception.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended September 30, 2006. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe and noted that the fund’s contractual management fee was lower than the Expense Group median, and that the fund’s actual management fee was higher than the Expense Group and Expense Universe medians. The Board also noted that the fund’s total expense ratio was lower than the Expense Group and Expense Universe medians. With respect to the fund’s performance, the Board noted that the fund achieved first quintile (the first quintile reflecting the highest performance ranking group) total return rankings in the Performance Group for each reported time period and first or second quintile total return rankings in the Performance Universe for each reported time period.

The Fund 25

Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

PORTFOLIO INFORMATION
as of March 31, 2007

The Boston Company Small Cap Value Fund invests all of its investable assets in an interest of The Boston Company Small Cap Value Portfolio (See Note 1 of the Fund’s Notes to Financial Statements).The Portfolio is actively managed. Current holdings may be different than those presented below.

		Percentage of
Top Ten Holdings†	Sector	Investments (%)

Ralcorp Holdings, Inc.	Consumer Staples	1.6
Longs Drug Stores Corp.	Consumer Staples	1.4
Shaw Group, Inc.	Industrials	1.1
BJ’S Wholesale Club, Inc.	Consumer Staples	1.1
Clean Harbors, Inc.	Industrials	1.0
Regis Corp.	Consumer Discretionary	1.0
Metal Management, Inc.	Materials	0.9
School Specialty, Inc.	Industrials	0.9
CARBO Ceramics, Inc.	Energy	0.9
FEI Co.	Information Technology	0.9
		10.8

† Excludes short-term securities and cash collateral investments.

Percentage of
Economic Sector Allocation	Net Assets (%)

Consumer Discretionary	16.1
Consumer Staples	7.2
Energy	4.9
Financials	20.6
Health Care	8.1
Industrials	15.3
Information Technology	16.8
Materials	4.5
Telecommunications Services	0.7
Utilities	1.7
Short-term and other Assets	4.1
100.0

26

Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS
March 31, 2007 (Unaudited)

		Value ($)
Security	Shares	(Note 1A)

UNAFFILIATED INVESTMENTS—115.7%
EQUITIES—95.9%
Consumer Discretionary—16.1%
Aeropostale, Inc.	136,920 a,b	5,508,292
Big 5 Sporting Goods Corp.	308,124 b	7,986,574
CEC Entertainment, Inc.	87,960 a,b	3,653,858
Charming Shoppes, Inc.	432,290 a,b	5,598,156
Courier Corp.	91,310	3,567,482
Cox Radio, Inc., Class A Shares	376,720 a,b	5,142,228
Drew Industries, Inc.	128,190 b	3,676,489
Entercom Communications Corp.	193,770 b	5,460,439
Entravision Communications Corp.	286,100	2,672,174
Ethan Allen Interiors, Inc.	97,600	3,449,174
Finish Line	309,130 b	3,895,038
Furniture Brands International, Inc.	313,140 b	4,941,349
Gentex Corp.	373,750 b	6,073,438
Hot Topic, Inc.	259,980 a,b	2,885,778
Jos A Bank Clothiers, Inc.	201,520 a,b	7,123,732
Kenneth Cole Productions, Class A Shares	213,030 b	5,468,480
Keystone Automotive Industries, Inc.	136,920 a	4,614,204
Lin TV Corp.	148,460 a,b	2,360,514
Media General, Inc., Class A	105,040	4,008,326
Meredith Corp.	72,200	4,143,558
Morton’s Restaurant Group, Inc.	225,245 a	4,007,109
New York & Company , Inc.	470,997 a	7,437,043
Red Lion Hotels Corp.	112,270 a	1,396,639
Regis Corp.	248,560 b	10,034,367
Ryland Group, Inc.	140,360 b	5,921,788
Scholastic Corp.	68,800	2,139,680
Tenneco, Inc.	256,973 a	6,542,533
The Timberland Co.	191,480 b	4,984,224
Zale Corp.	122,140 a,b	3,222,053
		137,914,719

The Fund 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Value ($)
Security	Shares	(Note 1A)

Consumer Staples—7.2%
BJ’S Wholesale Club, Inc.	320,730 a,b	10,850,296
Casey’s General Stores, Inc.	342,650 b	8,569,677
J & J Snack Food Corp.	25,713	1,015,406
Lance, Inc.	186,090 b	3,766,462
Longs Drug Stores Corp.	273,180	14,107,015
Ralcorp Holdings, Inc.	249,060 b	16,014,558
Sanderson Farms, Inc.	206,700 b	7,660,302
		61,983,716
Energy—4.9%
CARBO Ceramics, Inc.	200,750 b	9,344,913
Dril-Quip, Inc.	105,713 a	4,575,259
Oil States International, Inc.	187,390 a,b	6,013,345
Penn Virginia Corp.	48,400	3,552,560
Superior Well Services, Inc.	146,510 a,b	3,347,754
Tetra Technologies	165,410 a	4,087,281
Unit Corp.	107,360 a	5,431,342
Universal Compression Holdings, Inc.	90,230 a,b	6,106,766
		42,459,220
Financial—20.6%
Alabama National Bancorp/Del	62,040 b	4,393,052
American Financial Realty Trust REIT	702,740 b	7,083,619
Anthracite Capital, Inc. REIT	416,210	4,994,520
Anworth Mortgage Asset Corp.	193,940	1,894,794
Aspen Insurance Holdings Ltd.	244,190	6,400,220
Assured Guaranty Ltd.	289,880	7,919,522
BankAtlantic Bancorp, Inc.	554,110	6,073,046
CBRE Realty Finance, Inc. REIT	322,500	4,266,675
Citizens Banking Corp.	174,940 b	3,876,670
Cowen Group, Inc.	108,963 a	1,813,144
Crystal River Capital, Inc. REIT	130,900 b	3,513,356
Education Realty Trust, Inc. REIT	370,156 b	5,470,906
Financial Federal Corp.	290,250 b	7,639,380
First Indiana Corp.	102,830 b	2,246,836
First Potomac Realty Trust REIT	145,290 b	4,150,935
Firstmerit Corp.	233,610 b	4,931,507

28

		Value ($)
Security	Shares	(Note 1A)

Financial (continued)
Flushing Financial Corp.	161,940 b	2,628,286
Horace Mann Educators Corp.	196,130	4,030,472
Innkeepers USA Trust REIT	302,180	4,919,490
Knight Capital Group, Inc.	328,340 b	5,200,906
Lasalle Hotel Properties REIT	118,390	5,488,560
Lexington Realty Trust REIT	225,430 b	4,763,336
Mission West Properties REIT	247,600	3,580,296
Old National Bancorp	94,900	1,725,282
Pacific Capital Bancorp	121,370 b	3,898,404
Piper Jaffray Companies, Inc.	138,950 a	8,606,563
Provident Bankshares Corp.	94,380	3,101,327
Provident Financial Services, Inc.	134,480	2,346,676
Redwood Trust, Inc. REIT	125,650 b	6,556,417
Security Capital Assurance Ltd.	153,810	4,342,056
South Financial Group, Inc.	231,160	5,714,275
Sterling Bancshares, Inc.	320,560	3,583,861
Sterling Financial Corp.	113,130 b	3,528,525
Stewart Information Services Corp.	99,907 b	4,175,114
Strategic Hotels and Resorts, Inc. REIT	189,830	4,341,412
Texas Capital Bancshares, Inc.	207,260 a	4,248,830
Triad Guaranty, Inc.	154,230 a,b	6,386,664
Washington Federal, Inc.	262,900	6,167,634
		176,002,568
Health Care—8.1%
Air Methods Corp.	155,280 a,b	3,729,826
Chemed Corp.	94,310	4,617,418
Computer Programs & Systems, Inc.	119,740 b	3,211,427
K-V Pharmaceutical Co., Class A	145,914 a,b	3,608,453
Lifepoint Hospitals, Inc.	147,820 a	5,649,680
Magellan Health Services, Inc.	152,250 a,b	6,394,500
Medical Action Industries, Inc.	160,855 a,b	3,844,435
Option Care, Inc.	622,450 b	8,278,585
Pediatrix Medical Group, Inc.	147,310 a	8,405,509
Phase Forward, Inc.	334,590 a,b	4,393,167
Providence Service Corp.	256,300 a,b	6,079,436

The Fund 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Value ($)
Security	Shares	(Note 1A)

Health Care (continued)
RehabCare Group, Inc.	341,480 a,b	5,419,288
Res-Care, Inc.	329,444 a	5,765,270
		69,396,994
Industrials—15.3%
American Ecology Corp.	185,670 b	3,566,721
Bowne & Co., Inc.	398,060 b	6,261,484
Casella Waste Systems, Inc.	393,960 a	3,845,050
Central Parking Corp.	259,703 b	5,760,213
Clean Harbors, Inc.	238,540 a,b	10,786,779
Comfort Systems USA, Inc.	127,880	1,529,445
Corrections Corp. of America	76,510 a,b	4,040,493
Curtiss-Wright Corp.	115,290	4,443,277
Electro Rent Corp.	98,860	1,423,584
Esterline Technologies Corp.	195,991 a,b	8,049,350
Flanders Corp.	333,540	2,418,165
II-VI, Inc.	150,400 a	5,091,040
Infrasource Services, Inc.	242,460 a,b	7,397,455
Insituform Technologies, Inc.	172,421 a,b	3,584,633
Laidlaw International, Inc.	124,500	4,307,700
LECG Corp.	421,280 a,b	6,100,134
McGrath Rentcorp	188,070	5,956,177
Moog, Inc., Class A	54,740	2,279,921
School Specialty, Inc.	262,610 a,b	9,482,847
Shaw Group, Inc.	353,320 a,b	11,048,316
The Brink’s Co.	64,250	4,076,663
Toro Co.	165,030 b	8,456,137
United Stationers, Inc.	93,260	5,588,139
Waste Connections, Inc.	204,529 a,b	6,123,598
		131,617,321
Information Technology—16.8%
Actel Corp.	316,820 a	5,233,866
Avid Technology, Inc.	140,010 a,b	4,883,549
Brocade Communications Systems, Inc.	453,800 a	4,320,176
Cirrus Logic, Inc.	537,240 a	4,115,258
Comtech Telecommunications Corp.	196,120 a,b	7,595,728

30

		Value ($)
Security	Shares	(Note 1A)

Information Technology (continued)
CSG Systems International , Inc.	304,480 [a,b]	7,618,090
DSP Group, Inc.	95,508 [a]	1,814,652
Electronics for Imaging, Inc.	304,950 [a,b]	7,151,078
Emulex Corp.	375,450 [a]	6,866,981
Epicor Software Corp.	369,540 [a,b]	5,140,301
EPIQ Systems, Inc.	192,480 [a,b]	3,922,742
FEI Co.	256,210 [a,b]	9,238,933
Foundry Networks, Inc.	500,630 [a,b]	6,793,549
Lionbridge Technologies, Inc.	528,450 [a]	2,689,811
Mercury Computer Systems, Inc	113,729	1,577,421
Micrel, Inc.	298,430 [a,b]	3,288,699
Microsemi Corp.	236,430 [b]	4,920,108
MKS Instruments, Inc.	176,677 [a,b]	4,508,797
MTS Systems Corp.	125,770	4,884,907
Net Gear, Inc.	240,310 [a,b]	6,856,044
NIC, Inc.	613,110	3,286,270
Perot Systems Corp., Class A	476,710 [a]	8,518,808
Powerwave Technologies, Inc.	650,612 [a]	3,701,982
Rudolph Technologies, Inc.	253,670 [a,b]	4,424,005
Semtech Corp.	310,800	4,189,584
SI International, Inc.	125,260 [a]	3,596,215
Sybase, Inc.	256,110 [a]	6,474,461
Symmetricom, Inc.	63,406 [a]	526,270
Tekelec	403,050 [a,b]	6,009,476
		144,147,761
Materials—4.5%
AMCOL International Corp.	133,510 [b]	3,958,572
Compass Minerals International, Inc.	141,100 [b]	4,712,740
Glatfelter	267,770 [b]	3,992,451
Metal Management, Inc.	208,360	9,626,232
Neenah Paper, Inc.	140,790	5,594,995
RTI International Metals Inc.	75,390 [a,b]	6,861,244
Wausau Paper Corp.	258,420 [b]	3,710,911
		38,457,145

The Fund 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Value ($)
Security	Shares	(Note 1A)

Telecommunication Services—0.7%
Cincinnati Bell, Inc.	1,232,620 [a,b]	5,793,314
Utilities—1.7%
El Paso Electric Co.	231,290 [a,b]	6,094,492
PNM Resources, Inc.	257,430	8,314,989
		14,409,481
Total Equities (Cost $746,983,917)		822,182,239

SHORT-TERM				Value ($)
INVESTMENTS—0.2%	Rate (%)	Maturity	Par Value ($)	(Note 1A)

U.S. Government—0.2%
U.S. Treasury Bill (Cost $1,484,719)	4.89	6/14/2007	1,500,000 [c,d]	1,485,126

INVESTMENT OF
CASH COLLATERAL—19.6%	Shares

BlackRock Cash Strategies L.L.C.
(Cost $168,009,702)	168,009,702	168,009,702
TOTAL UNAFFILIATED INVESTMENTS
(Cost $916,478,338)		991,677,067

AFFILIATED INVESTMENTS—4.1%

Dreyfus Institutional Preferred Plus Money
Market Fund (Cost $35,757,552)	35,757,552 [e]	35,757,552

TOTAL INVESTMENTS—119.8% (Cost $952,235,890)		1,027,434,619
LIABILITIES IN EXCESS OF OTHER ASSETS—(19.8)%		(169,566,111)
NET ASSETS—100%		857,868,508

Notes to Schedule of Investments:
REIT—Real Estate Investment Trust
[a]	Non-income producing security.
[b]	Security, or a portion of thereof, was on loan at March 31, 2007.
[c]	Rate noted is yield to maturity.
[d]	Denotes all or part of security pledged as collateral for outstanding futures contracts.
[e]	Affiliated institutional money market fund.

At March 31, 2007, the Portfolio held the following futures contracts:

		Expiration	Underlying Face	Unrealized
Contract	Position	Date	Amount at Value ($)	Appreciation ($)

Russell 2000 Index (69 Contracts)	Long	6/14/2007	26,887,050	988,705

32

Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007 (Unaudited)

Value

Assets ($):
Investments in securities (Note 1A)
(including securities on loan, valued at $162,111,298 (Note 6)):
Unaffiliated issuers, at value (cost $916,478,338)	991,677,067
Affiliated issuers, at value (Note 1F) (cost $35,757,552)	35,757,552
Cash	2,969
Receivable for investments sold	4,995,195
Interest and dividends receivable	1,133,579
Receivable for variation margin on open future contracts (Note 5)	127,650
Prepaid expenses	15,163
Total assets	1,033,709,175

Liabilities ($):
Collateral for securities on loan (Note 6)	168,009,702
Payable for investments purchased	7,775,514
Accrued accounting, administration and custody fees (Note 2)	30,826
Accrued professional fees	15,363
Accrued trustees’ fees and expenses (Note 2)	6,900
Other accrued expenses and liabilities	2,362
Total liabilities	175,840,667

Net Assets (applicable to investors’ beneficial interest) ($)	857,868,508

The accompanying notes are an integral part of the financial statements.

The Fund 33

Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2007 (Unaudited)

Investment Income (Note 1B) ($):
Dividend income	4,916,564
Dividend income from affiliated Investments (Note 1F)	945,095
Securitiy lending income (Note 6)	71,016
Interest income	22,704
Total investment Income	5,955,379
Expenses
Investment advisory fee (Note 2)	2,938,404
Accounting, administration and custody fees (Note 2)	92,264
Trustees’ fees and expenses (Note 2)	16,954
Professional fees	15,527
Insurance expense	6,907
Miscellaneous expenses	3,966
Total expenses	3,074,022
Net investment income	2,881,357

Realized and Unrealized Gain (Loss) ($):
Net realized gain (loss) on:
Investments	36,390,764
Financial future transactions	238,039
Net realized gain (loss)	36,628,803
Change in unrealized appreciation (depreciation) on:
Investments	39,696,895
Financial futures contracts	867,318
Change in net unrealized appreciation (depreciation)	40,564,213
Net realized and unrealized gain (loss)	77,193,016
Net Increase in Net Assets from Operations	$80,074,373

The accompanying notes are an integral part of the financial statements.

34

Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months	For the
	Ended March 31, 2007	Year Ended
	(Unaudited)	September 30, 2006

Increase (Decrease) in Net Assets ($):
From Operations
Net investment income	2,881,357	1,809,038
Net realized gain (loss)	36,628,803	21,441,536
Change in net unrealized
appreciation (depreciation)	40,564,213	15,802,007
Net increase (decrease) in
net assets from operations	80,074,373	39,052,581

Capital Transactions ($):
Contributions	281,009,005	427,309,889
Withdrawals	(110,927,886)	(78,684,651)
Net increase (decrease) in net assets
from capital transactions	170,081,119	348,625,238
Total Increase (Decrease) in Net Assets	250,155,492	387,677,819

Net Assets ($):
At beginning of period	607,713,016	220,035,197
At end of period	857,868,508	607,713,016

The accompanying notes are an integral part of the financial statements.

The Fund 35

Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

FINANCIAL HIGHLIGHTS

					For the Period
	For the				January 28, 2003
	Six Months Ended				(commencement
	March 31, 2007	Year Ended September 30,			of operations) to

	(Unaudited)	2006	2005	2004	September 30, 2003

Total Return (%) [a]	12.27[c]	12.50	21.45	30.07	29.85[b,c]
Ratios/Supplemental
Data (%):
Expenses (to average
daily net assets) †	0.84[d]	0.86	0.94	1.03	1.10[d]
Net Investment Income
(to average
daily net assets) †	0.78[d]	0.48	0.19	(0.10)	(0.07)[d]
Portfolio Turnover	27[c]	60	70	123	102[c]

Net Assets, End of Year
(000’s omitted) ($)	857,869	607,713	220,035	66,312	45,373

† For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, and the ratios excluding waivers and reimbursement would have been:
Ratios (to average daily net assets) (%):
Expenses	N/A	N/A	N/A	N/A	1.10[d]
Net investment income	N/A	N/A	N/A	N/A	(0.07)[d]
[a] Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements.
[b] Total return would have been lower in the absence of expense waivers.
[c] Not annualized.
[d] Calculated on an annualized basis.

36

Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Organization and Significant Accounting Policies:

Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”) was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment com-pany.The Boston Company Small Cap Value Portfolio (the “Portfolio”), is a separate diversified investment series of the Portfolio Trust.

The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies.

At March 31, 2007, there were two funds,The Boston Company Small Cap Value Fund and Dreyfus Premier Small Cap Equity Fund invested in the Portfolio (the “Feeder Funds”).The value of the Feeder Funds’ investment in the Portfolio reflects the Feeder Funds’ proportionate interests in the net assets of the Portfolio. At March 31, 2007, The Boston Company Small Cap Value Fund (the “Fund”) and the Dreyfus Premier Small Cap Equity Fund held 91% and 9% interests in the Portfolio, respectively.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) Investment security valuations: Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

securities, other than short-term instruments with less than sixty days remaining to maturity, for which market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.With respect to any portion of the Portfolio’s assets that are invested in one or more open open-ended regulated investment companies (“RICs”), the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such RICs.

Exchange traded options and futures are valued at the settlement price determined by the relevant exchange.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and then is valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

(b) Securities transactions and income: Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Dividend income is recorded on ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

(c) Income taxes: The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any

38

taxes. Since the Portfolio’s investor is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.

(d) Commitments and contingencies: In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications.The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

(e) Expenses: The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

(f) Affiliated issuers: Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

(g) New Accounting Requirements: In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”).The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

In addition, on September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

NOTE 2—Investment Advisory and Other Transactions With
Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Portfolio’s average daily net assets.

On December 4, 2006, Mellon Financial Corporation (“MFC”) and The Bank of New York Company, Inc. (“BNY”) announced that they had entered into a definitive agreement to merge.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, TBCAM would become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of BNY’s and MFC’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, MFC and BNY expect the transaction to be completed in the third quarter of 2007.

The Portfolio Trust entered into an agreement with Mellon Bank, N.A. (“Mellon Bank”), a wholly-owned subsidiary of Mellon

40

Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Portfolio was charged $92,264 for the six months ended March 31, 2007.

The Portfolio Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio’s lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $29,891 for the six months ended March 31, 2007. See Note 6 for further details.

The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust’s and Portfolio Trust’s Chief Compliance Officer. No other director, officer or employee of TBCAM or its affiliates received any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust or Portfolio Trust. The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates (the “Independent Trustees”) an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

NOTE 3—Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 2007 were as follows:

	Purchases ($)	Sales ($)

Non-U.S. Government Securities	333,503,880	186,983,348

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Federal Taxes:

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at March 31, 2007, as computed on a federal income tax basis, were as follows:

Cost for federal income tax purposes	$952,235,890
Gross unrealized appreciation	93,631,210
Gross unrealized depreciation	(18,432,481)
Net unrealized appreciation (depreciation)	$ 75,198,729

NOTE 5—Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

The Portfolio may trade the following financial instruments with off-balance sheet risk:

Futures contracts

The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device.The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio’s exposure to the underlying instrument, while selling futures tends to decrease the Portfolio’s exposure to the underlying instrument or hedge other investments. In addi-

42

tion, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract’s terms.The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

At March 31, 2007, the Portfolio held open financial futures contracts. See Schedule of Investments for further details.

NOTE 6—Security Lending:

The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy.The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund’s obligations due on the loans.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

The Portfolio loaned securities for the six months ended March 31, 2007 and earned interest on the invested collateral of $3,092,005 of which, $3,020,989 was rebated to borrowers or paid in fees.At March 31, 2007, the Portfolio had securities valued at $162,111,298 on loan. See the Schedule of Investments for further detail on the security positions on loan and collateral held.

NOTE 7—Line of Credit:

The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The participating portfolios and funds also pay an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating portfolio/fund. For the six months ended March 31, 2007, the expense allocated to the Portfolio was $1,939.The commitment fee and interest expense is aggregated with miscellaneous expenses on the Statement of Operations.

For the six months ended March 31, 2007, the Portfolio did not borrow from the line of credit.

44

Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (Unaudited)

The 1940 Act requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund’s investment adviser or underwriter (the “Independent Trustees”) voting separately, approve the fund’s advisory agreement and the related fees on an annual basis. The Fund is not a party to an investment advisory agreement directly with any investment adviser and does not invest directly in portfolio securities. Instead, the Fund invests all of its investable assets in The Boston Company Small Cap Value Portfolio (the “Portfolio”), which is managed by The Boston Company Asset Management LLC (“TBCAM”). The Fund’s Board of Trustees determines annually whether the Fund should continue to invest in the Portfolio.The members of the Fund’s Board of Trustees also serve as the Board of Trustees of the Portfolio. In that capacity, they consider annually whether to continue the investment advisory agreement between the Portfolio and TBCAM. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from the Portfolio’s investment adviser,TBCAM (“the Adviser”), a broad range of information in response to a written request prepared on their behalf by their own legal counsel.The Independent Trustees met alone in a private session with their legal counsel on September 28, 2006 to review these materials and to discuss the proposed continuation of the Fund’s advisory agreement. Representatives of the Adviser attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees’ review of the materials and their deliberations.The entire Board then met on October 17, 2006.

The Fund 45

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (Unaudited) (continued)

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: The Adviser’s balance sheet and income statements, as well as a profitability analysis of the Adviser, including a separate presentation of the Adviser’s profitability relative to that of several publicly traded investment advisers;

(ii) Management Teams and Operations: The Adviser’s Form ADV, as well as information concerning the Adviser’s executive management, portfolio management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee and expense ratio compared to other funds, and the Adviser’s separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: The Adviser’s commentary on the Fund’s performance (rather than the Portfolio alone), and any material portfolio manager and strategy changes that may have affected the Fund in the prior year, as well as the Fund’s “fact sheets” prepared by the Adviser providing salient data about the Fund and Portfolio, including Portfolio’s holdings, strategies, recent market conditions and outlook, as well as the Adviser’s views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

(v) Other Benefits: The benefits flowing to Mellon Financial Corporation (“Mellon”) in the form of revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds.

In considering the continuation of the Portfolio’s advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.The Trustees determined that the terms and conditions of

46

the advisory agreement and the compensation to the Adviser provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services provided to the Portfolio by the Adviser. In their deliberations as to the continuation of the advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have chosen to entrust the Adviser, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by the Adviser.The Board determined that the services provided were of high quality and at least commensurate with industry standards.

The Trustees reviewed the background and experience of the Portfolio’s two portfolio managers and also met with senior management of the Adviser to receive an overview of its organization, personnel, resources and strategic plans.Among other things, the Trustees considered the size, education and experience of the Adviser’s investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that the Adviser had the expertise and resources to manage the Portfolio effectively.

Investment Performance

The Board considered the investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by the Adviser with input from the Trustees. The Board also

The Fund 47

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (Unaudited) (continued)

compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings against that universe. In addition to the information received by the Board at the September 28, 2006 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

The Board considered the Fund’s performance for the one-, three- and five-year periods ended July 31, 2006 based on the Lipper materials provided to the Board at the September 28, 2006 meeting.The Board found that the Fund outperformed its peer group average return for the one-year period (6.83% vs. 5.00%), three-year period (20.23% vs. 18.01%) and five-year period (15.10% vs. 12.98%) .

Advisory Fee and Other Expenses

The Board considered the advisory fee rate paid by the Portfolio to the Adviser. The Lipper data presenting the Portfolio’s “net management fees” included fees paid by the Portfolio, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Portfolio’s custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Portfolio’s advisory fees to those peers that include administrative fees within a blended advisory fee.

The Portfolio’s contractual advisory fee was 0.800%, in the 4th quintile (1st being the best) of its peer group of funds, the median fee of which was 0.779% . The Portfolio’s net management fee was 0.897% (which included 0.102% in administrative services fees under Lipper’s calculation methodology),higher than the peer group median net management fee of 0.773% . Based on the Lipper data, as well as other factors discussed at the September 28, 2006 meeting, the Board determined that the Portfolio’s advisory fee is reasonable relative to its peer group averages.

The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of the Adviser. Based on the additional scope and complexity of the services provided and respon-

48

sibilities assumed by the Adviser with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable relative to the nature and quality of the services provided.

The Board also considered the Fund’s (rather than solely the Portfolio’s) expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 1.045% was slightly higher than the median net expense ratio of the peer group of 1.028% . However, most of the other funds in the peer group were larger than the Fund.

The Adviser’s Profitability

The Board considered the Adviser’s profitability in managing the Portfolio and Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by the Adviser or its affiliated investment adviser, Standish Mellon Asset Management Company LLC (“Standish Mellon”) in managing the Portfolio and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that the Adviser, based on profitability information submitted to them by the Adviser, incurred marginal profitability in managing most of the investment companies in the Mellon Institutional Funds family of funds.The Trustees observed that the Adviser had experienced profits in operating the Portfolio in both 2004 and 2005 and concluded these were not excessive.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows.They observed that The Boston Company International Core Equity Portfolio and the Standish Mellon Fixed Income Portfolio, two of the largest funds in the complex, already had breakpoints in their fee arrangements that reflected economies resulting from their size.The Board also noted that at the March 7, 2006

The Fund 49

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (Unaudited) (continued)

meeting, management had presented a Breakpoint Discussion Memorandum that had proposed a framework for future breakpoints. The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time.

Other Benefits

The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided.The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

———————

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio’s advisory agreement and the compensation to the Adviser provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

50

Mellon Institutional Funds Master Portfolio
The Boston Company Small Cap Value Portfolio

TRUSTEES AND OFFICERS

The following table lists the Trust’s trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended March 31, 2007. The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

Samuel C. Fleming (66)
Trustee (1986)

c/o Decision Resources, Inc., 61 Meadowbrook Road,Weston, MA 02493

Principal Occupation During Past 5 Years:
• Chairman Emeritus, Decision Resources, Inc. (“DRI”) (biotechnology research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI

Number of Portfolios in Fund Complex Overseen by Trustee: 30

———————

Benjamin M. Friedman (62)
Trustee (1989)

c/o Harvard University, Littauer Center 127, Cambridge, MA 02138

Principal Occupation During Past 5 Years:
• William Joseph Maier, Professor of Political Economy, Harvard University

Number of Portfolios in Fund Complex Overseen by Trustee: 30

———————

John H. Hewitt (72)
Trustee (1986)

P.O. Box 2333, New London, NH 03257

Principal Occupation During Past 5 Years:
• Trustee, Mertens House, Inc. (hospice)

Number of Portfolios in Fund Complex Overseen by Trustee: 30

The Fund 51

TRUSTEES AND OFFICERS (continued)

INDEPENDENT TRUSTEES (continued)

Caleb Loring III (63)
Trustee (1986)

c/o Essex Street Associates, P.O. Box 5600, Beverly, MA 01915

Principal Occupation During Past 5 Years:
• Trustee, Essex Street Associates (family investment trust office)

Number of Portfolios in Fund Complex Overseen by Trustee 30

INTERESTED TRUSTEES

Patrick J. Sheppard (41)
Trustee, President and Chief Executive Officer (2003)

The Boston Company Asset Management, LLC, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:
• President and Chief Operating Officer of The Boston Company Asset Management, LLC;
formerly Senior Vice President and Chief Operating Officer, Mellon Asset Management
(“MAM”) and Vice President and Chief Financial Officer, MAM

Number of Portfolios in Fund Complex Overseen by Trustee: 30

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Barbara A. McCann (46)
Vice President and Secretary (2003)

Mellon Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:
• Senior Vice President and Head of Operations, Mellon Asset Management (“MAM”); formerly
First Vice President, MAM and Mellon Global Investments

———————

Steven M. Anderson (41)
Vice President (1999) and Treasurer (2002)

Mellon Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:
• Vice President and Mutual Funds Controller, Mellon Asset Management; formerly Assistant Vice
President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC

52

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES(continued)

Denise B. Kneeland (55)
Assistant Vice President (1996)

Mellon Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:
• First Vice President and Manager, Mutual Funds Operations, Mellon Asset Management; formerly
Vice President and Manager, Mutual Fund Operations, Standish Mellon Asset Management
Company, LLC

———————

Mary T. Lomasney (50)
Chief Compliance Officer (2005)

Mellon Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:
• First Vice President, Mellon Asset Management and Chief Compliance Officer, Mellon Funds
Distributor, L.P. and Mellon Optima L/S Strategy Fund, LLC; formerly Director, Blackrock,
Inc., Senior Vice President, State Street Research & Management Company (“SSRM”), and
Vice President, SSRM

The Fund 53

For More Information

Telephone Call your financial representative or 1-800-554-4611
Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Stock Funds

Date: May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: May 29, 2007

Date: May 29, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)